UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21910

Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report May 31, 2010	Claymore Exchange-Traded Fund Trust 2

TAO | Claymore/AlphaShares China Real Estate ETF
HAO | Claymore/AlphaShares China Small Cap Index ETF
EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF
CUT | Claymore/Beacon Global Timber Index ETF
FRN | Claymore/BNY Mellon Frontier Markets ETF
ROB | Claymore/Robb Report Global Luxury Index ETF
ENY | Claymore/SWM Canadian Energy Income Index ETF
CRO | Claymore/Zacks Country Rotation ETF
HGI | Claymore/Zacks International Multi-Asset Income Index ETF

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Exchange-Traded Fund Trust 2

Contents

Dear Shareholder	3

Economic and Market Overview	5

Management Discussion of Fund Performance	6

Fund Summary & Performance	16

Overview of Fund Expenses	28

Portfolio of Investments	30

Statement of Assets and Liabilities	48

Statement of Operations	50

Statement of Changes in Net Assets	52

Financial Highlights	56

Notes to Financial Statements	65

Report of Independent Registered Public Accounting Firm	72

Supplemental Information	73

Trust Information	79

About the Fund Manager	Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2

Dear Shareholder |

As investment adviser, Claymore Advisors, LLC (“Claymore” or the “Adviser”) is pleased to present the annual shareholder report for nine of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of these Funds for the fiscal year ended May 31, 2010.

The ETFs covered in this report are:

•	Claymore/AlphaShares China Real Estate ETF (ticker: “TAO”)

•	Claymore/AlphaShares China Small Cap Index ETF (ticker: “HAO”)

•	Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF (ticker: “EXB”)

•	Claymore/Beacon Global Timber Index ETF (ticker: “CUT”)

•	Claymore/BNY Mellon Frontier Markets ETF (ticker: “FRN”)

•	Claymore/Robb Report Global Luxury Index ETF (ticker: “ROB”)

•	Claymore/SWM Canadian Energy Income Index ETF (ticker: “ENY”)

•	Claymore/Zacks Country Rotation ETF (ticker: “CRO”)

•	Claymore/Zacks International Multi-Asset Income Index ETF (ticker: “HGI”)

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund’s fees and expenses, of its respective underlying index as named in its prospectus.

On October 15, 2009, Guggenheim Partners, LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of the Adviser to each of the Funds, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), the consummation of this transaction resulted in the automatic termination of the Advisory Agreement between Claymore and each of the Funds. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the “Interim Advisory Agreement”) with an initial expiration date of March 12, 2010. With respect to Claymore/Robb Report Global Luxury Index ETF, the term of the Interim Advisory Agreement was extended until the earlier of (a) April 27, 2010 or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement continued in effect through April 27, 2010 without change, except that the Adviser did not receive any compensation or reimbursement of its costs for services provided to the Fund under the Interim Advisory Agreement during this extension period. On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the “New Advisory Agreement”) and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval. The New Advisory Agreement took effect with respect to a Fund upon its approval by the shareholders of such Fund and has an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

Annual Report | May 31, 2010 | 3

Claymore Exchange-Traded Fund Trust 2

Shareholders of the Funds approved the New Advisory Agreement on the below dates:

Date	Name of Fund
January 12, 2010	Claymore/Beacon Global Timber Index ETF (ticker: “CUT”)
January 12, 2010	Claymore/Zacks Country Rotation ETF (ticker: “CRO”)
February 2, 2010	Claymore/Zacks International Multi-Asset Income Index ETF (ticker: “HGI”)
February 2, 2010	Claymore/BNY Mellon Frontier Markets ETF (ticker “FRN”)
February 2, 2010	Claymore/AlphaShares China Real Estate ETF (ticker: “TAO”)
February 18, 2010	Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF (ticker: “EXB”)
February 18, 2010	Claymore/SWM Canadian Energy Income Index ETF (ticker: “ENY”)
March 2, 2010	Claymore/AlphaShares China Small Cap Index ETF (ticker: “HAO”)
April 14, 2010	Claymore/Robb Report Global Luxury Index ETF (ticker: “ROB”)

We consider the merger with Guggenheim to be a tremendous opportunity for Claymore and our clients. As part of a platform as strong and significant as that of Guggenheim Partners, we will be able to continue developing our unique investment products for financial advisors and individual investors. Claymore remains committed to providing investors with innovative index-strategy-driven investment solutions while broadening our lineup with products that can be used as core allocations within a portfolio through a wide range of domestic and global ETFs. We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available. Seeking to capture the investment potential of both innovative strategies for strategic allocations and broad market exposure for the core of a portfolio, Claymore ETFs track the indices developed by what Claymore believes to be best-in-class index providers. Claymore ETFs represent both domestic and global portfolios that encompass a variety of style allocations from large-, mid- and small-cap equity to broad market, aggregate and short-term bond among others.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, beginning on page 6.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

4 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2

Economic and Market Overview |

Economic and Market Overview

In the early part of the 12-month period ended May 31, 2010, capital markets continued the recovery that began in March 2009. As 2010 progressed, the rally faltered, as investors responded to a variety of economic concerns.

The Standard & Poor’s 500 Index (“S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 20.99% for the 12-month period ended May 31, 2010; however, the index moved sharply lower in May, ending the period approximately 10% lower than the peak level achieved in April 2010. Among international markets, emerging markets were generally stronger than developed markets; European markets weakened near the end of the period, as concerns mounted about sovereign debt of several nations. The return of the Morgan Stanley Capital International (“MSCI”) Emerging Market Index, which measures market performance in global emerging markets, was 22.39%, while the MSCI Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 6.38%. The MSCI World Index, which measures the overall performance of world equity markets, returned 13.60% for the period. Concerns about weaker European nations’ sovereign debt problems led to weakness in European markets near the end of the period.

In the bond market, lower quality issues performed better than the highest-rated securities, reflecting investors’ increasing willingness to embrace credit risk. The Barclays Capital U.S. Aggregate Bond Index, which measures the return of the investment grade segment of the U.S. bond market as a whole, returned 8.42% for the 12 months ended May 31, 2010. The return of the Barclays U.S. Corporate High Yield Index, which measures performance of high yield bonds, often referred to as “junk bonds,” was 28.79%. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 4.50%. Reflecting the Federal Reserve’s highly accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays U.S. Treasury Bill 1-3 Months Index was 0.12% for the period.

The U.S. economy has expanded for three consecutive quarters; however, recent reports indicate that overall growth is not as robust as had been previously reported. The financial crisis in Europe and its potential effect on world economies are sources of concern. The housing market appears to have stabilized, although recovery will likely be constrained by excess supply. Recent labor market reports have been mixed, as employers seem reluctant to hire in the face of muted growth in aggregate demand. Nonetheless, most economists continue to forecast real growth at a rate of approximately 3% for the full year 2010. Corporate earnings growth is robust and is expected to remain so throughout 2010. Corporate balance sheets are flush with cash, providing ready funds for replacement of business equipment and stock buybacks. If employment trends improve, that should lead to improved consumer confidence. This is critical, since consumer spending accounts for approximately 70% of the U.S. economy.

The Federal Reserve has indicated that it will act as needed to aid financial stability and economic growth. Statements of this nature suggest that short-term interest rates will be kept near zero at least for the remainder of 2010. A considerable amount of the 2009 fiscal stimulus program remains unspent, and further allocations should provide further impetus to economic growth. In addition, the turmoil in Europe places downward pressure on U.S. interest rates as the world’s wealth chases the few safe harbor assets that remain.

Index Definitions

All indices described below are unmanaged, reflect no expenses and it is not possible to invest directly in any index.

The Morgan Stanley Capital International (“MSCI”) China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Dow Jones World Financials Index is an index consisting of companies whose primary source of profits is the return on financial assets around the world.

The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The MSCI World Index is a float-adjusted capitalization weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

The S&P/TSX Composite Index (“S&P/TSX”) is a capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The index was developed with a base level of 100 as of February 5, 1971.

The MSCI EAFE Index is a capitalization-weighted measure of stock markets in 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates.

Annual Report | May 31, 2010 | 5

Claymore Exchange-Traded Fund Trust 2

Management Discussion of Fund Performance |

TAO | Claymore/AlphaShares China Real Estate ETF

Fund Overview

The Claymore/AlphaShares China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly traded companies and real estate investment trusts (“REITs”) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC (“AlphaShares”), the Fund’s index provider, and is maintained by Standard & Poor’s (the “Index Administrator”). The Index will include equity securities of companies of all capitalizations, as defined by AlphaShares. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of -5.12%, representing a change in market price to $15.89 on May 31, 2010, from $17.27 on May 31, 2009. On an NAV basis, the Fund generated a total return of -2.10%, representing a change in NAV to $16.02 on May 31, 2010, from $16.87 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -1.06% and the MSCI China Index returned 14.00% for the same period.

The Fund made an annual distribution of $0.5700 per share on December 31, 2009.

Performance Attribution1

Essentially all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financials and industrials sectors. For the 12-month period ended May 31, 2010, the industrials sector had a positive return, contributing to the Fund’s performance, and the financials sector had a negative return, detracting from the Fund’s performance.

Positions that contributed most significantly to performance included Hongkong Land Holdings Ltd., a property investment, management and development group; The Link Real Estate Investment Trust, a real estate investment trust (REIT) based in Hong Kong that invests mainly in retail and car park facilities; and Wharf Holdings Ltd., an investment holding company based in Hong Kong (5.7%, 5.8% and 5.5%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Guangzhou R&F Properties Co. Ltd., a developer of residential and commercial properties in China; Country Garden Holdings Company, an integrated property developer in China; and Sino-Ocean Land Holdings Ltd., a company based in Hong Kong that is engaged in property development and property investment in the People’s Republic of China (1.4%, 1.8% and 3.1%, respectively, of total investments at period end).

1      Sectors based on Financial Times and Stock Exchange classifications.

6 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

Fund Overview

The Claymore/AlphaShares China Small Cap Index ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”), the Fund’s index provider, and is maintained by Standard & Poor’s (the Index Administrator”). For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 14.64%, representing a change in market price to $24.30 on May 31, 2010, from $21.22 on May 31, 2009. On an NAV basis, the Fund generated a total return of 18.20%, representing a change in NAV to $24.44 on May 31, 2010, from $20.70 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 19.71% and the MSCI China Index returned 14.00% for the same period.

The Fund made an annual distribution of $0.0300 per share on December 31, 2009.

Performance Attribution1

For the 12-month period ended May 31, 2010, the consumer services sector made the strongest contribution to performance, followed by the consumer goods sector. The telecommunications and financials sectors had negative returns, detracting from performance.

Positions that contributed most significantly to performance included BYD Company Limited, a company based in Hong Kong that produces batteries, liquid crystal displays and other products (0.5% of total investments at period end); Ctrip.com International Ltd., a travel service provider for hotel accommodations, airline tickets and packaged tours in China.; and Yanzhou Coal Mining Company Limited, which is engaged in the mining, washing, processing, distribution and railway transportation of coal (the two aforementioned positions were not held in the portfolio at period end). Positions that detracted most significantly from performance included Suntech Power Holdings Co. Ltd., a solar energy company; Tianjin Port Development Holdings Ltd., which provides port cargo handling services; and Sohu.com Inc., an internet service provider (1.2%, 1.0% and 1.3%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

Annual Report | May 31, 2010 | 7

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Assets Managers Index ETF

Fund Overview

The Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF, NYSE Arca ticker: EXB (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Exchanges, Brokers & Asset Managers Index (the “Beacon EB&A Index” or “Index”).

The Index is comprised of approximately 100 equity securities traded on global exchanges, including master limited partnerships (“MLPs”), as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of companies that operate a security exchange or brokerage/asset management firm as a primary business. The companies in the Index are intended to be representative of the highest ranking stocks in the global universe of companies engaged in these businesses as determined through independent research provided by Beacon Indexes LLC (“Beacon”), the Fund’s index provider. The Index may include large-capitalization, mid-capitalization and small-capitalization companies as defined by Beacon. The Fund will at all times invest at least 90% of its total assets in equity securities, MLPs, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 1.82%, representing a change in market price to $12.18 on May 31, 2010, from $12.28 on May 31, 2009. On an NAV basis, the Fund generated a total return of -0.42%, representing a change in NAV to $12.09 on May 31, 2010, from $12.46 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 0.14% and the Dow Jones World Financials Index returned 10.63% for the same period.

The Fund made an annual distribution of $0.3500 per share on December 31, 2009.

Performance Attribution1

Since essentially all of the Fund’s investments are in the financial sector, performance is driven mainly by the returns of individual positions within this sector. The Fund’s holdings in the financial sector as a whole had a marginally positive return, contributing modestly to performance. Positions that contributed most significantly to performance included Franklin Resources, Inc., an investment management firm; T. Rowe Price Group, Inc., a financial services holding company; and Ameriprise Financial, Inc., which provides financial planning products and services (2.7%, 2.4% and 1.9%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Deutsche Boerse AG, an international financial marketplace operator based in Germany; Daiwa Securities Group Inc., a Japanese company engaged in the securities, investment, financing and service businesses; and Nomura Holdings, Inc., a financial services company based in Japan (4.2%, 2.5% and 4.5%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

8 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

CUT | Claymore/Beacon Global Timber Index ETF

Fund Overview

The Claymore/Beacon Global Timber Index ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All stocks in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. As of May 31, 2010, the market capitalization of Index constituents was at least $278 million, which includes securities of all market capitalizations, as determined by Beacon. Beacon does not guarantee the inclusion of all relevant companies in the Index. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 20.48%, representing a change in market price to $17.65 on May 31, 2010, from $14.69 on May 31, 2009. On an NAV basis, the Fund generated a total return of 22.15%, representing a change in NAV to $17.70 on May 31, 2010, from $14.53 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. The Fund’s NAV return was less than that of the Index largely because of the timing of initiating or eliminating certain positions, mainly in the basic materials sector. When securities are added to or removed from the Index, market conditions may be such that it can take several days for the Fund to adjust its positions in these securities. Market movements in the stocks during the period when the Fund is buying or selling can produce differences in return between the Fund and the Index, and that was the case during this period.

For underlying index and broad market comparison purposes, the Index returned 24.48% and the Dow Jones World Forestry & Paper Index returned 36.76% for the same period.

The Fund made an annual distribution of $0.0490 per share on December 31, 2009.

Performance Attribution1

Since the majority of the Fund’s portfolio is invested in the basic materials industry sector, performance of this sector is the main determinant of the Fund’s performance, and it was the major contributor to performance for the 12-month period ended May 31, 2010. The Fund also had positions in the industrials, consumer goods and financials sectors, all of which contributed to performance.

Positions that contributed most significantly to performance included two Finnish paper companies, UPM-Kymmene Oyj and Stora Enso Oyj; and MeadWestvaco Corp., a global packaging company headquartered in Virginia (4.9%, 5.1% and 4.4%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Sappi Limited (ADS), a global paper and pulp company based in South Africa (not held in the portfolio at period end) ; China Grand Forestry Green Resources Group Ltd., a Hong Kong-based investment holding company engaged in the ecological forestry business; and Gunns Ltd., an Australian company engaged in forest management and development and the production of forest products (0.7% and 0.9%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

Annual Report | May 31, 2010 | 9

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

FRN | Claymore/BNY Mellon Frontier Markets ETF

Fund Overview

The Claymore/BNY Mellon Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called BNY Mellon New Frontier DR Index (the “Frontier Index” or the “Index”).

The Frontier Index is composed of all liquid (as defined by The Bank of New York Mellon, the Fund’s index provider (the “Index Provider”)) American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of certain countries that are represented in the Index. As of May 31, 2010, the Frontier Index included ADRs and/or GDRs from 16 separate countries. The Frontier Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), the NYSE Arca, Inc. (“NYSE Arca”), and Nasdaq Stock Market (“NASDAQ”) of companies from countries that are defined as the “Frontier Market.” The Bank of New York Mellon defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The universe of potential Index constituents includes all liquid ADRs and GDRs which meet certain criteria with respect to trading volume, market capitalization and price. As of May 31, 2010, potential Index constituents include securities with free-float market capitalizations greater than $150 million, which may include securities of all market capitalizations, as defined by the Index Provider. The Fund will normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider from time to time in the manner set forth in the preceding information. The Fund may invest directly in one or more underlying stocks represented by the ADRs or GDRs comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock’s corresponding ADR or GDR is traded. The Fund will at all times invest at least 80% of its total assets in component securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs or GDRs that comprise the Index). Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 31.62%, representing a change in market price to $18.67 on May 31, 2010, from $14.48 on May 31, 2009. On an NAV basis, the Fund generated a total return of 27.69%, representing a change in NAV to $18.12 on May 31, 2010, from $14.49 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time when the securities held in the Fund’s portfolio trade in markets that are not open during the same hours as the exchange on which the Fund trades. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

For underlying index and broad market comparison purposes, the Index returned 30.96% and the MSCI Emerging Markets Index returned 22.39% for the same period. Due to the nature of the securities held in both the fund and the benchmark, the largest source of tracking error in FRN is due to pricing differences between the fund and the index.

The Fund made an annual distribution of $0.3830 per share on December 31, 2009.

Performance Attribution1

For the 12-month period ended May 31, 2010, the financials sector made the most significant contribution to performance. The only sector with a negative return was telecommunications. Positions that contributed most significantly to performance included KGHM Polska Miedz SA, a Polish producer of non-ferrous metals; Bank Polska Kasa Opieki, a Polish bank (the two aforementioned positions were not held in the portfolio at period end); and Ecopetrol S.A., a crude oil and natural gas company based in Colombia (7.0% of total investments at period end).

Positions that detracted most significantly from performance included Orascom Telecom Holding, a mobile telecommunications company based in Egypt (3.5% of total investments at period end); Gulf Finance House, a Bahrain-based company that offers Islamic investment banking products and services (not held in the portfolio at period end); and Telecom Egypt, a company based in Egypt that provides landline, retail and wholesale telecommunication services (1.4% of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

10 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

ROB | Claymore/Robb Report Global Luxury Index ETF

Fund Overview

The Claymore/Robb Report Global Luxury Index ETF, NYSE Arca ticker: ROB (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Robb Report Global Luxury Index (the “Index”).

The Index is comprised of no fewer than 20 and up to 100 equity securities traded on major global developed market exchanges, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of companies whose primary business is the provision of global luxury goods and services. These may include retailers, manufacturers (which may include automobiles, boats, aircraft, and consumer electronics), travel and leisure firms, and investment and other professional services firms. The designation of such firms as “luxury” is determined by the publisher of the Robb Report Magazine, CurtCo Robb Media, LLC (the “Robb Report”) the Fund’s index provider. Robb Report generally defines “developed markets” as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The Fund will at all times invest at least 90% of its total assets in common stock and ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 33.67%, representing a change in market price to $17.18 on May 31, 2010, from $12.96 on May 31, 2009. On an NAV basis, the Fund generated a total return of 33.37%, representing a change in NAV to $17.32 on May 31, 2010, from $13.09 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

For underlying index and broad market comparison purposes, the Index returned 35.02% and the MSCI World Index returned 13.60% for the same period.

The Fund made an annual distribution of $0.1380 per share on December 31, 2009.

Performance Attribution1

Since more than half of the Fund’s assets are invested in the consumer goods sector, positions in this sector generally drive performance. Other sectors represented are financials, consumer services and industrials. All of the sectors in which the Fund has investments had positive returns for the 12-month period ended May 31, 2010.

Positions that contributed most significantly to performance included Wynn Resorts Ltd., a U.S.-based developer, owner and operator of destination casino resorts; Nordstrom, Inc., a U.S.-based fashion specialty retailer; and Swatch Group AG, a Swiss producer of watches, jewelry and accessories; (4.7%, 4.4% and 4.4%, respectively, of total investments at period end). Positions that detracted most significantly from performance included Julius Baer Group Ltd., a Swiss private banking group; Porsche Automobil Holding SE, a German automobile manufacturer; and Mandarin Oriental International Ltd., a hotel operator headquartered in Hong Kong (3.1%, 3.9% and 0.7%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

Annual Report | May 31, 2010 | 11

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

Fund Overview

The Claymore/SWM Canadian Energy Income Index ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Energy Income Index” or “Index”).

The Index is comprised of 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, NASDAQ or NYSE. The universe of companies includes over 25 TSX listed Canadian royalty trusts and 20 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd., (“SWM”) the Fund’s index provider. The Index is designed to combine the most profitable and liquid Canadian royalty trusts with the most highly focused and fastest growing oil sands producers using a tactical asset allocation model based on the trend in crude oil prices. The Index allocates between the oil sands and royalty trust constituents according to the current price trend of crude oil. If the current quarter’s closing price is above the four quarter moving average price, crude oil is determined to be in a bull phase. If it is at or below the four quarter moving average price, crude oil is determined to be in a bear phase. In a bull phase the asset allocation is generally 70% oil sands and 30% income trusts. In a bear phase the asset allocation is generally 30% oil sands and 70% income trusts. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 19.23%, representing a change in market price to $16.50 on May 31, 2010, from $14.38 on May 31, 2009. On an NAV basis, the Fund generated a total return of 21.75%, representing a change in NAV to $16.52 on May 31, 2010, from $14.10 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. The Fund’s NAV return was less than that of the Index largely because of the timing of initiating or eliminating certain positions, mainly in the financials sector. When securities are added to or removed from the Index, market conditions may be such that it can take several days for the Fund to adjust its positions in these securities. Market movements in the stocks during the period when the Fund is buying or selling can produce differences in return between the Fund and the Index, and that was the case during this period.

For underlying index and broad market comparison purposes, the Index returned 25.74% and the S&P/TSX returned 21.63% for the same period.

The Fund made quarterly distributions of $0.1560 per share on June 30, 2009; $0.1060 per share on September 30, 2009; a quarterly distribution of $0.1140 and a supplemental distribution of $0.1220 on December 31, 2009; and a quarterly distribution of $0.1040 on March 31, 2010. The Fund is scheduled to make a quarterly distribution of $0.113 per share on June 30, 2010.

Performance Attribution1

During the 12-month period ended May 31, 2010, approximately 55% of the Fund’s investments were in the oil & gas sector and approximately 43% in the financials sector (which includes energy trusts), with the remainder in the basic materials sector. All three sectors contributed to performance; the financials sector made the greatest contribution and basic materials the least.

Positions that contributed most significantly to performance included Baytex Energy Trust, an oil and gas trust based in Alberta that is engaged in the acquisition, development and production of oil and natural gas in the Western Canadian Sedimentary Basin; Ivanhoe Energy Inc., an international heavy oil development and production company; and Penn West Energy Trust, a major producer of oil and natural gas, with operations throughout the Western Canadian Sedimentary Basin (7.2%, 3.9% and 7.0%, respectively, of total investments at period end). Positions that detracted most significantly included Oilsands Quest Inc., which conducts joint venture activities focused primarily on the oil sands and oil shale sectors in western Canada.; OPTI Canada Inc., which is active in the Athabasca oil sands region of northern Alberta (2.5% and 4.0%, respectively, of total investments at period end); and Trilogy Energy Trust, which acquires, develops, produces and sells natural gas, crude oil and natural gas liquids (not held in the portfolio at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

12 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

CRO | Claymore/Zacks Country Rotation ETF

Fund Overview

The Claymore/Zacks Country Rotation ETF, NYSE ticker: CRO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Country Rotation Index (the “Index”).

The Index is comprised of 200 stocks selected, based on investment and other criteria, from a universe of international companies listed on developed international market exchanges. Zacks Investment Research, Inc. (“Zacks”), the Fund’s index provider, defines developed international markets as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The Index uses a proprietary, multi-factor quantitative methodology developed by Zacks to seek to determine those countries with potentially superior risk-return profiles and within those countries select a basket of stocks. The approach is specifically designed to enhance investment applications and investability. The Index is designed to select and weight a group of stocks which have the potential on a risk-adjusted basis to outperform the MSCI EAFE Index and other developed international benchmark indices. The index is adjusted semiannually. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 3.94%, representing a change in market price to $14.42 on May 31, 2010, from $14.20 on May 31, 2009. On an NAV basis, the Fund generated a total return of 3.77%, representing a change in NAV to $14.32 on May 31, 2010, from $14.12 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 4.30% and the MSCI EAFE Index returned 6.38% for the same period.

The Fund made an annual distribution of $0.3840 per share on December 31, 2009.

Performance Attribution1

For the 12-month period ended May 31, 2010, the industrials sector made the strongest contribution to performance, followed by the financials and consumer goods sectors. The oil & gas sector was the greatest detractor from performance, followed by the telecommunications sector.

Positions that contributed most significantly to performance included Noble Group Ltd., a diversified investment holding company headquartered in Hong Kong; Genting Singapore PLC, a resort development company; and Li & Fung Ltd., a Hong Kong company engaged in the export trading of consumer products (0.1%, 0.2% and 0.6%, respectively, of total investments at period end). Positions that detracted most significantly from performance included two French banks, Societe Generale and Credit Agricole SA, and Alstom SA, a French company that specializes in the manufacture and supply of transport and energy infrastructure (0.6%, 0.4% and 0.5%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

Annual Report | May 31, 2010 | 13

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF

Fund Overview

The Claymore/Zacks International Multi-Asset Income Index ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “International Multi-Asset Income Index” or the “Index”).

The Index is comprised of 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) from emerging market companies and U.S. listed closed-end funds that invest in international companies. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks”) the Fund’s index provider. The Index is designed to identify companies with potentially high income and superior risk-return profiles, as determined by Zacks. The Index is designed to select a diversified group of stocks with the potential to outperform the MSCI EAFE Index and other benchmark indices on a risk-adjusted basis. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted semiannually.

The Fund will at all times invest at least 90% of its total assets in stocks that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 15.70%, representing a change in market price to $16.09 on May 31, 2010, from $14.44 on May 31, 2009. On an NAV basis, the Fund generated a total return of 16.81%, representing a change in NAV to $16.10 on May 31, 2010, from $14.31 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 18.08% and the MSCI EAFE Index returned 6.38% for the same period.

The Fund made quarterly distributions of $0.1370 per share on June 30, 2009; $0.1380 per share on September 30, 2009; $0.1660 per share on December 31, 2009; and $0.1850 per share on March 31, 2010. The Fund is scheduled to make a distribution of $0.201 per share on June 30, 2010.

Performance Attribution1

For the 12-month period ended May 31, 2010, the financials sector made the most significant contribution to performance, followed by industrials and basic materials sectors. All 10 sectors in which the Fund was invested posted positive returns; the technology and oil & gas sectors contributed least to the Fund’s performance.

Positions that contributed most significantly to performance included Penn West Energy Trust, an open-ended Canadian investment trust involved in petroleum and natural gas (2.1% of total investments at period end); Danske Bank A/S, a Danish financial institution (not held in the portfolio at period end); and Magyar Telekom Telecommunications PLC (ADR), a provider of telecommunications services in Hungary (1.1% of total investments at period end). Positions that detracted most significantly from performance included Hellenic Telecommunications Organization S.A., a Greek provider of telecommunications and related services; Ladbrokes PLC, a betting and gaming company based in the U.K.; and Nokia OYJ, a Finnish manufacturer of mobile devices and in converging Internet and communications industries (0.7%, 0.8% and 0.7%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

14 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Claymore ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Fund’s return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Fund is not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (EXB, FRN and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT Risk (CRO, CUT, HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected by adverse developments in such country, including the risks described above. Please note: the above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor’s risk tolerance.

Luxury Risk (ROB): Depends heavily on the disposable household income and consumer spending of a relatively small segment and therefore could magnify volatility. See prospectus for more information.

Annual Report | May 31, 2010 | 15

Claymore Exchange-Traded Fund Trust 2

Fund Summary & Performance | As of May 31, 2010 (unaudited)

TAO | Claymore/AlphaShares China Real Estate ETF

Fund Statistics
Share Price		$15.89
Net Asset Value		$16.02
Premium/Discount to NAV		-0.81%
Net Assets ($000)		$45,484

Total Returns
		Since Inception
(Inception 12/18/07)	One Year	(Annualized)
Claymore/AlphaShares China
Real Estate ETF
NAV	-2.10%	-12.12%
Market	-5.12%	-12.45%
AlphaShares China Real Estate Index	-1.06%	-10.79%
MSCI China Index	14.00%	-9.54%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.74%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials/Real Estate	98.7%
Industrials	0.6%
Total Common Stocks and Warrants	99.3%
Other Assets in excess of Liabilities	0.7%
Net Assets	100.0%

% of Total
Country Breakdown	Investments
China	99.2%
Singapore	0.8%

% of Total
Currency Denomination	Investments
Hong Kong Dollar	92.8%
United States Dollar	6.4%
Singapore Dollar	0.8%

% of Total
Top Ten Holdings	Investments
Link Real Estate Investment Trust (The) - REIT	5.8%
Hongkong Land Holdings Ltd.	5.7%
Wharf Holdings Ltd.	5.5%
Hang Lung Properties Ltd.	5.4%
Swire Pacific Ltd. - Class A	5.3%
Cheung Kong Holdings Ltd.	5.1%
Sun Hung Kai Properties Ltd.	5.1%
China Overseas Land & Investment Ltd.	4.9%
Henderson Land Development Co. Ltd.	4.6%
Hang Lung Group Ltd.	4.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

Fund Statistics
Share Price		$24.30
Net Asset Value		$24.44
Premium/Discount to NAV		-0.57%
Net Assets ($000)		$291,284

Total Returns
	One	Since Inception
(Inception 1/30/08)	Year	(Annualized)
Claymore/AlphaShares China
Small Cap Index ETF
NAV	18.20%	0.53%
Market	14.64%	0.28%
AlphaShares China Small Cap Index	19.71%	1.91%
MSCI China Index	14.00%	-2.77%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.64%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was .075%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.91%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.70%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
China	97.8%
Singapore	2.2%

% of Total
Currency Denomination	Investments
Hong Kong Dollar	88.4%
United States Dollar	8.5%
Singapore Dollar	3.1%

Portfolio Breakdown	% of Net Assets
Industrials	29.6%
Materials	14.3%
Consumer Discretionary	13.6%
Financials	11.9%
Information Technology	11.8%
Consumer Staples	6.9%
Health Care	5.4%
Utilities	4.8%
Telecommunication Services	0.9%
Energy	0.2%
Total Investments	99.4%
Other Assets in excess of Liabilities	0.6%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Air China Ltd.	2.1%
Shandong Weigao Group Medical Polymer Co. Ltd.	1.7%
ZTE Corp.	1.7%
PICC Property & Casualty Co. Ltd.	1.6%
China Everbright Ltd.	1.6%
China Resources Gas Group Ltd.	1.5%
Weichai Power Co. Ltd.	1.5%
China Eastern Airlines Corp. Ltd.	1.4%
Tsingtao Brewery Co. Ltd.	1.4%
Semiconductor Manufacturing International Corp.	1.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 17

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF

Fund Statistics
Share Price		$12.18
Net Asset Value		$12.09
Premium/Discount to NAV		0.74%
Net Assets ($000)		$2,900

Total Returns
	One	Since Inception
(Inception 6/27/07)	Year	(Annualized)
Claymore/Beacon Global
Exchanges, Brokers & Asset
Managers Index ETF
NAV	-0.42%	-18.94%
Market	1.82%	-18.79%
Beacon Global Exchanges,
Brokers & Asset Managers Index	0.14%	-17.56%
Dow Jones World Financials Index	10.63%	-21.49%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.56 per share for share price returns or initial net asset value (NAV) of $24.56 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.55%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 4.51%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
United States	63.2%
Japan	9.7%
United Kingdom	5.4%
Hong Kong	4.6%
Germany	4.2%
Canada	2.7%
Australia	2.5%
Singapore	2.2%
Switzerland	1.7%
Bermuda	1.5%
Spain	0.7%
Mexico	0.5%
South Africa	0.4%
Netherlands	0.3%
Italy	0.2%
Philippines	0.1%
Cayman Islands	0.1%
Pakistan	0.0%*
Thailand	0.0%*
* Less than 0.1%.

% of Total
Currency Denomination	Investments
United States Dollar	64.6%
Japanese Yen	9.7%
Euro	5.5%
Pound Sterling	5.4%
Hong Kong Dollar	4.7%
All other currencies	10.1%

Portfolio Breakdown	% of Net Assets
Financials	98.4%
Total Common Stocks	98.4%
Master Limited Partnerships	1.3%
Other Assets in excess of Liabilities	0.3%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Bank of New York Mellon Corp.	5.5%
Charles Schwab Corp.	5.1%
CME Group, Inc.	5.1%
Morgan Stanley	5.0%
Goldman Sachs Group, Inc.	4.8%
Hong Kong Exchanges and Clearing Ltd.	4.6%
Nomura Holdings, Inc.	4.5%
IntercontinentalExchange, Inc.	4.4%
Deutsche Boerse AG	4.2%
NYSE Euronext	3.9%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones World Financials Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones Financials Index is an unmanaged index consisting of companies from around the world. It is not possible to invest directly in the Dow Jones World Financials Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

CUT | Claymore/Beacon Global Timber Index ETF

Fund Statistics
Share Price		$17.65
Net Asset Value		$17.70
Premium/Discount to NAV		-0.28%
Net Assets ($000)		$112,541

Total Returns
		Since Inception
(Inception 11/9/07)	One Year	(Annualized)
Claymore/Beacon Global
Timber Index ETF
NAV	22.15%	-11.12%
Market	20.48%	-11.23%
Beacon Global Timber Index	24.48%	-9.65%
Dow Jones World Forestry & Paper Index	36.76%	-18.72%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.08%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
United States	43.7%
Japan	15.6%
Canada	10.3%
Finland	10.1%
Sweden	7.1%
Brazil	3.5%
South Africa	3.0%
Ireland	2.9%
Spain	1.2%
Portugal	1.0%
Australia	0.9%
Bermuda	0.7%

% of Total
Currency Denomination	Investments
United States Dollar	47.3%
Japanese Yen	15.6%
Euro	15.2%
Canadian Dollar	10.3%
Swedish Krona	7.0%
All other currencies	4.6%

Portfolio Breakdown	% of Net Assets
Materials	82.7%
Financials	13.5%
Consumer Discretionary	3.6%
Total Investments	99.8%
Other Assets in excess of Liabilities	0.2%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Stora Enso OYJ - R Shares	5.1%
Nippon Paper Group, Inc.	5.1%
OJI Paper Co., Ltd.	5.1%
UPM-Kymmene OYJ	4.9%
Greif, Inc. - Class A	4.9%
Rayonier, Inc. - REIT	4.7%
Sonoco Products Co.	4.7%
Weyerhaeuser Co.	4.5%
MeadWestvaco Corp.	4.4%
Potlatch Corp. - REIT	4.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones World Forestry & Paper Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. It is not possible to invest directly in the Dow Jones World Forestry & Paper Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 19

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

FRN | Claymore/BNY Mellon Frontier Markets ETF

Fund Statistics
Share Price		$18.67
Net Asset Value		$18.12
Premium/Discount to NAV		3.04%
Net Assets ($000)		$31,888

Total Returns
	One	Since Inception
(Inception 6/12/08)	Year	(Annualized)
Claymore/BNY Mellon
Frontier Markets ETF
NAV	27.69%	-12.69%
Market	31.62%	-11.36%
The BNY Mellon New Frontier DR Index	30.96%	-11.49%
MSCI Emerging Markets Index	22.39%	-7.12%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.22%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.11%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
Chile	29.2%
Egypt	15.3%
Colombia	11.4%
Poland	9.6%
Kazakhstan	6.0%
Argentina	6.0%
Peru	5.2%
Lebanon	4.6%
Nigeria	3.8%
Czech Republic	3.4%
Oman	1.8%
Qatar	1.3%
United States	0.7%
Georgia	0.6%
Ukraine	0.6%
Pakistan	0.5%

% of Total
Currency Denomination	Investments
United States	100.0%

Portfolio Breakdown	% of Net Assets
Financials	41.5%
Utilities	12.9%
Energy	12.7%
Telecommunication Services	10.5%
Materials	9.1%
Industrials	7.0%
Consumer Staples	4.6%
Common Stocks, Preferred Stocks and Master
Limited Partnerships	98.3%
Exchange Traded Funds	0.7%
Total Investments	99.0%
Other Assets in excess of Liabilities	1.0%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Ecopetrol SA - ADR	7.0%
Empresa Nacional de Electricidad SA - ADR	6.1%
Enersis SA - ADR	6.1%
Bank Pekao SA - GDR	5.7%
Cia de Minas Buenaventura SA - ADR	5.2%
Commercial International Bank Egypt SAE - GDR	4.5%
BanColombia SA - Preference Shares - ADR	4.4%
KazMunaiGas Exploration Production - GDR	4.1%
Telekomunikacja Polska SA - GDR	4.0%
Orascom Construction Industries - GDR	3.8%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

ROB | Claymore/Robb Report Global Luxury Index ETF

Fund Statistics
Share Price	$17.18
Net Asset Value	$17.32
Premium/Discount to NAV	-0.81%
Net Assets ($000)	$15,243

Total Returns
		Since Inception
(Inception 07/30/07)	One Year	(Annualized)
Claymore/Robb Report Global
Luxury Index ETF
NAV	33.37%	-9.52%
Market	33.67%	-9.77%
Robb Report Global Luxury Index	35.02%	-7.75%
MSCI World Index	13.60%	-10.25%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $23.80 per share for share price returns or initial net asset value (NAV) of $23.80 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 4.75%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.75%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.16%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.70%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
France	27.6%
United States	27.6%
Germany	13.2%
Switzerland	11.7%
Italy	6.6%
Japan	5.2%
Bermuda	4.0%
United Kingdom	2.1%
Brazil	2.0%

% of Total
Currency Denomination	Investments
Euro	47.3%
United States Dollar	30.8%
Swiss Franc	11.7%
Japanese Yen	5.2%
Hong Kong Dollar	2.9%
Pound Sterling	2.1%

Portfolio Breakdown	% of Net Assets
Consumer Discretionary	75.1%
Consumer Staples	9.8%
Financials	8.1%
Industrials	7.1%
Total Common Stocks and Preferred Stock	100.1%
Liabilities in excess of Other Assets	-0.1%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Wynn Resorts Ltd.	4.7%
Daimler AG	4.6%
Bayerische Motoren Werke AG	4.6%
Coach, Inc.	4.5%
PPR	4.5%
Pernod-Ricard SA	4.5%
Christian Dior SA	4.5%
LVMH Moet Hennessy Louis Vuitton SA	4.5%
Luxottica Group SpA	4.5%
Hermes International	4.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 21

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

Fund Statistics
Share Price	$16.50
Net Asset Value	$16.52
Premium/Discount to NAV	-0.12%
Net Assets ($000)	$74,649

Total Returns
	One	Since Inception
(Inception 7/3/07)	Year	(Annualized)
Claymore/SWM Canadian
Energy Income Index ETF
NAV	21.75%	-9.02%
Market	19.23%	-9.08%
Sustainable Canadian Energy
Income Index	25.74%	-6.66%
S&P/TSX Composite Index	21.63%	-2.31%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.23%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	99.8%
Total Investments	99.8%
Other Assets in excess of Liabilities	0.2%
Net Assets	100.0%

% of Total
Country Breakdown	Investments
Canada	100.0%

% of Total
Currency Denomination	Investments
Canadian Dollar	97.5%
United States Dollar	2.5%

% of Total
Top Ten Holdings	Investments
Baytex Energy Trust	7.2%
Canadian Oil Sands Trust	7.0%
Penn West Energy Trust	7.0%
Connacher Oil and Gas Ltd.	6.1%
Suncor Energy, Inc.	6.0%
Cenovus Energy, Inc.	5.4%
BlackPearl Resources, Inc.	5.3%
Imperial Oil Ltd.	5.0%
Canadian Natural Resources Ltd.	4.9%
UTS Energy Corp.	4.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF

Fund Statistics
Share Price	$14.42
Net Asset Value	$14.32
Premium/Discount to NAV	0.70%
Net Assets ($000)	$2,865

Total Returns
	One	Since Inception
(Inception 7/11/07)	Year	(Annualized)
Claymore/Zacks Country
Rotation ETF
NAV	3.77%	-15.46%
Market	3.94%	-15.24%
Zacks Country Rotation Index	4.30%	-14.38%
MSCI EAFE Index	6.38%	-14.08%

Performance data quoted represents past performance,which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.For the most recent month-end performance figures,please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed,may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.08 per share for share price returns or initial net asset value (NAV) of $25.08 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.06%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.29%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
Australia	21.1%
France	21.0%
Sweden	11.4%
China	11.2%
Netherlands	7.7%
Belgium	6.5%
Singapore	6.5%
Spain	5.0%
Austria	3.5%
Norway	1.7%
United States	1.6%
Bermuda	1.4%
Luxembourg	1.1%
Isle of Man	0.2%
Jersey	0.1%

% of Total
Currency Denomination	Investments
Euro	44.6%
Australian Dollar	21.1%
Hong Kong Dollar	12.4%
Swedish Krona	11.9%
Singapore Dollar	6.7%
All other currencies	3.3%

Portfolio Breakdown	% of Net Assets
Financials	31.8%
Industrials	16.7%
Consumer Staples	10.9%
Consumer Discretionary	8.4%
Materials	8.2%
Telecommunication Services	6.3%
Utilities	5.4%
Energy	4.5%
Information Technology	3.2%
Health Care	3.0%
Total Common Stocks, Rights and Warrants	98.4%
Exchange-Traded Funds	1.6%
Total Investments	100.0%
Other Assets in excess of Liabilities	0.0%*
Net Assets	100.0%
*Less than 0.1%

% of Total
Top Ten Holdings	Investments
SPDR MSCI ACWI ex-US ETF	1.6%
Koninklijke Philips Electronics NV	1.0%
Telefonaktiebolaget LM Ericsson	0.9%
Sun Hung Kai Properties Ltd.	0.9%
Westfield Group	0.9%
LVMH Moet Hennessy Louis Vuitton SA	0.9%
Australia & New Zealand Banking Group Ltd.	0.9%
Commonwealth Bank of Australia	0.9%
Anheuser-Busch InBev NV	0.9%
Hutchison Whampoa Ltd.	0.9%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 23

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF

Fund Statistics
Share Price	$16.09
Net Asset Value	$16.10
Premium/Discount to NAV	-0.06%
Net Assets ($000)	$54,736

Total Returns
		Since Inception
(Inception 7/11/07)	One Year	(Annualized)
Claymore/Zacks International
Multi-Asset Income Index ETF
NAV	16.81%	-10.12%
Market	15.70%	-10.16%
Zacks International Multi-Asset
Income Index	18.08%	-9.51%
MSCI EAFE Index	6.38%	-14.08%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.14%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.04%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
United Kingdom	16.7%
Canada	10.6%
United States	10.0%
France	7.7%
Germany	6.0%
Japan	4.9%
Mexico	3.9%
Australia	3.5%
Chile	3.4%
China	3.3%
Sweden	2.7%
Netherlands	2.6%
Singapore	2.2%
Switzerland	2.1%
Argentina	2.1%
Bermuda	2.1%
Italy	1.7%
Spain	1.6%
Ireland	1.2%
Greece	1.2%
Taiwan	1.2%
Hungary	1.1%
Brazil	1.1%
Israel	1.0%
Philippines	0.9%
Turkey	0.9%
Finland	0.8%
Luxembourg	0.7%
Portugal	0.7%
Austria	0.7%
India	0.5%
Denmark	0.4%
Norway	0.3%
Jersey	0.2%

Portfolio Breakdown	% of Net Assets
Energy	17.2%
Telecommunication Services	13.0%
Industrials	11.2%
Financials	10.6%
Materials	9.0%
Consumer Staples	7.5%
Consumer Discretionary	6.4%
Utilities	5.7%
Health Care	5.0%
Information Technology	3.9%
Total Common Stock, Preferred Stock, Income Trusts and Rights	89.5%
Closed End Funds	9.7%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Net Assets	100.0%

24 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)

% of Total
Currency Denomination	Investments
United States Dollar	36.2%
Euro	23.6%
Pound Sterling	16.2%
Canadian Dollar	5.3%
Japanese Yen	4.9%
All Other Currencies	13.8%

% of Total
Top Ten Holdings	Investments
Enerplus Resources Fund	2.2%
Baytex Energy Trust	2.1%
Penn West Energy Trust	2.1%
Pengrowth Energy Trust	2.0%
Grupo Aeroportuario del Sureste SAB de CV, ADR	1.7%
Babcock & Brown Air Ltd., ADR	1.7%
National Australia Bank Ltd.	1.5%
Enersis SA, ADR	1.4%
CRH PLC	1.2%
Chunghwa Telecom Co. Ltd., ADR	1.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Current Year Distributions to Shareholders

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 25

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

Historical Premium/Discount Data

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value (“NAV”). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund’s inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

TAO | Claymore/AlphaShares China Real Estate ETF6

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	103	16.72%
Between 1.5% and 2.0%	46	7.47%
Between 1.0% and 1.5%	49	7.95%
Between 0.5% and 1.0%	63	10.23%
Between -0.5% and 0.5%	151	24.51%
Between -0.5% and -1.0%	62	10.06%
Between -1.0% and -1.5%	42	6.82%
Between -1.5% and -2.0%	29	4.71%
Below -2.0%	71	11.53%

HAO | Claymore/AlphaShares China Small Cap Index ETF7

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	105	17.86%
Between 1.5% and 2.0%	52	8.84%
Between 1.0% and 1.5%	65	11.06%
Between 0.5% and 1.0%	80	13.61%
Between -0.5% and 0.5%	134	22.79%
Between -0.5% and -1.0%	54	9.18%
Between -1.0% and -1.5%	20	3.40%
Between -1.5% and -2.0%	21	3.57%
Below -2.0%	57	9.69%

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF1

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	7	0.95%
Between 1.5% and 2.0%	2	0.27%
Between 1.0% and 1.5%	27	3.66%
Between 0.5% and 1.0%	91	12.35%
Between -0.5% and 0.5%	469	63.64%
Between -0.5% and -1.0%	77	10.45%
Between -1.0% and -1.5%	31	4.21%
Between -1.5% and -2.0%	15	2.03%
Below -2.0%	18	2.44%

CUT | Claymore/Beacon Global Timber Index ETF5

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	19	2.96%
Between 1.5% and 2.0%	20	3.12%
Between 1.0% and 1.5%	61	9.50%
Between 0.5% and 1.0%	129	20.09%
Between -0.5% and 0.5%	294	45.80%
Between -0.5% and -1.0%	40	6.23%
Between -1.0% and -1.5%	40	6.23%
Between -1.5% and -2.0%	18	2.80%
Below -2.0%	21	3.27%

26 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Fund Summary & Performance (unaudited) continued

FRN | Claymore/BNY Mellon Frontier Markets ETF8

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	154	31.11%
Between 1.5% and 2.0%	42	8.49%
Between 1.0% and 1.5%	65	13.13%
Between 0.5% and 1.0%	50	10.10%
Between -0.5% and 0.5%	96	19.39%
Between -0.5% and -1.0%	19	3.84%
Between -1.0% and -1.5%	20	4.04%
Between -1.5% and -2.0%	18	3.64%
Below -2.0%	31	6.26%

ROB | Claymore/Robb Report Global Luxury Index ETF4

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	30	4.21%
Between 1.5% and 2.0%	13	1.83%
Between 1.0% and 1.5%	41	5.76%
Between 0.5% and 1.0%	118	16.57%
Between -0.5% and 0.5%	330	46.35%
Between -0.5% and -1.0%	76	10.67%
Between -1.0% and -1.5%	46	6.46%
Between -1.5% and -2.0%	26	3.65%
Below -2.0%	32	4.50%

ENY | Claymore/SWM Canadian Energy Income Index ETF2

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	39	5.32%
Between 1.5% and 2.0%	17	2.32%
Between 1.0% and 1.5%	45	6.14%
Between 0.5% and 1.0%	93	12.69%
Between -0.5% and 0.5%	430	58.66%
Between -0.5% and -1.0%	71	9.69%
Between -1.0% and -1.5%	18	2.45%
Between -1.5% and -2.0%	8	1.09%
Below -2.0%	12	1.64%

CRO | Claymore/Zacks Country Rotation ETF3

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	42	5.77%
Between 1.5% and 2.0%	30	4.12%
Between 1.0% and 1.5%	58	7.97%
Between 0.5% and 1.0%	107	14.70%
Between -0.5% and 0.5%	280	38.46%
Between -0.5% and -1.0%	99	13.60%
Between -1.0% and -1.5%	47	6.45%
Between -1.5% and -2.0%	30	4.12%
Below -2.0%	35	4.81%
HGI | Claymore/Zacks International Multi-Asset Income Index ETF3

	Number of	Percentage of
Premium/Discount Range	Trading Days	Total Trading Days
Greater than 2.0%	53	7.28%
Between 1.5% and 2.0%	40	5.50%
Between 1.0% and 1.5%	83	11.40%
Between 0.5% and 1.0%	144	19.78%
Between -0.5% and 0.5%	239	32.83%
Between -0.5% and -1.0%	63	8.65%
Between -1.0% and -1.5%	44	6.04%
Between -1.5% and -2.0%	22	3.02%
Below -2.0%	40	5.50%

1 Commenced operations June 27, 2007.
2 Commenced operations July 3, 2007.
3 Commenced operations July 11, 2007.
4 Commenced operations July 30, 2007.
5 Commenced operations November 9, 2007
6 Commenced operations December 18, 2007.
7 Commenced operations January 30, 2008.
8 Commenced operations June 12, 2008.

Annual Report | May 31, 2010 | 27

Claymore Exchange-Traded Fund Trust 2

Overview of Fund Expenses | As of May 31, 2010 (unaudited)

As a shareholder of Claymore/AlphaShares China Real Estate ETF; Claymore/AlphaShares China Small Cap Index ETF; Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF; Claymore/Beacon Global Timber Index ETF; Claymore/BNY Mellon Frontier Markets ETF; Claymore/Robb Report Global Luxury Index ETF; Claymore/SWM Canadian Energy Income Index ETF; Claymore/Zacks Country Rotation ETF; and Claymore/Zacks International Multi-Asset Income Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2010.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Six Months Ended	Expenses Paid During Period1
	12/01/09	5/31/10	5/31/10	12/01/09 - 5/31/10
Claymore/AlphaShares China Real Estate ETF2
Actual	$1,000.00	$883.23	0.70%	$3.29
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Claymore/AlphaShares China Small Cap Index ETF2
Actual	1,000.00	943.97	0.75%	3.63
Hypothetical (5% annual return before expenses)	1,000.00	1,021.19	0.75%	3.78
Claymore/Beacon Global Exchanges, Brokers & Asset
Managers Index ETF2
Actual	1,000.00	923.91	0.70%	3.36
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Claymore/Beacon Global Timber Index ETF2
Actual	1,000.00	1,017.11	0.70%	3.52
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Claymore/BNY Mellon Frontier Markets ETF2
Actual	1,000.00	1,010.50	0.70%	3.51
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Claymore/Robb Report Global Luxury Index ETF2
Actual	1,000.00	1,020.34	0.75%	3.78
Hypothetical (5% annual return before expenses)	1,000.00	1,021.19	0.75%	3.78
Claymore/SWM Canadian Energy Income Index ETF2
Actual	1,000.00	1,024.72	0.70%	3.53
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53

28 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Overview of Fund Expenses (unaudited) continued

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Six Months Ended	Expenses Paid During Period1
	12/01/09	5/31/10	5/31/10	12/01/09 - 5/31/10
Claymore/Zacks Country Rotation ETF2
Actual	$1,000.00	$872.68	0.70%	$3.27
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Claymore/Zacks International Multi-Asset
Income Index ETF2
Actual	1,000.00	944.70	0.70%	3.39
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six-months ended May 31, 2010. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying the result by 182/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Annual Report | May 31, 2010 | 29

Claymore Exchange-Traded Fund Trust 2

Portfolio of Investments | May 31, 2010

TAO | Claymore/AlphaShares China Real Estate ETF

Number
of Shares	Description	Value
	Common Stocks – 99.3%

	China – 98.5%
702,000	Agile Property Holdings Ltd.	$742,037
520,000	Beijing Capital Land Ltd.	157,617
943,000	Champion Real Estate Investment Trust – REIT	428,749
203,000	Cheung Kong Holdings Ltd.	2,306,122
1,126,000	China Overseas Land & Investment Ltd.	2,232,925
818,000	China Resources Land Ltd.	1,535,992
328,500	Chinese Estates Holdings Ltd.	544,269
2,848,000	Country Garden Holdings Co.	819,363
22,521	E-House China Holdings Ltd., ADR	328,131
1,372,000	Franshion Properties China Ltd.	410,581
148,000	Great Eagle Holdings Ltd.	356,601
315,500	Greentown China Holdings Ltd.	345,650
502,800	Guangzhou R&F Properties Co. Ltd.	650,945
418,000	Hang Lung Group Ltd.	1,989,083
688,000	Hang Lung Properties Ltd.	2,430,018
348,000	Henderson Land Development Co. Ltd.	2,091,768
539,000	Hongkong Land Holdings Ltd.	2,565,640
348,000	Hopewell Holdings Ltd.	947,553
298,000	Hopson Development Holdings Ltd.	361,690
304,000	Hysan Development Co. Ltd.	796,512
332,000	Kerry Properties Ltd.	1,379,434
542,500	KWG Property Holding Ltd.	312,152
1,087,500	Link Real Estate Investment Trust (The) – REIT	2,600,742
238,000	Neo-China Land Group Holdings Ltd. (a) (b)	61,441
833,200	New World China Land Ltd.	261,112
1,188,000	New World Development Ltd.	1,928,643
2,198,000	Renhe Commercial Holdings Co. Ltd.	479,916
920,000	Shenzhen Investment Ltd.	270,590
703,000	Shimao Property Holdings Ltd.	1,036,539
995,800	Shui On Land Ltd.	431,013
468,000	Shun Tak Holdings Ltd.	257,263
1,182,000	Sino Land Co. Ltd.	1,979,627
1,857,000	Sino-Ocean Land Holdings Ltd.	1,383,338
923,000	Soho China Ltd.	493,155
173,000	Sun Hung Kai Properties Ltd.	2,304,163
218,500	Swire Pacific Ltd. – Class A	2,374,161
475,000	Swire Pacific Ltd. – Class B	959,035
423,000	Tian An China Investment	271,100
503,000	Wharf Holdings Ltd.	2,490,467
410,000	Wheelock & Co. Ltd.	1,087,408
1,874,000	Yuexiu Property Co. Ltd.	413,987
		44,816,532

	Singapore – 0.8%
285,000	Yanlord Land Group Ltd.	339,213

	Total Common Stock – 99.3% (Cost $50,707,960)	45,155,745

	Warrants – 0.0%
	China – 0.0%
79,000	Henderson Land Development Co. Ltd. (a) (Cost $0)	–

	Total Investments – 99.3% (Cost $50,707,960)	45,155,745
	Other Assets in excess of Liabilities – 0.7%	328,026
	Net Assets – 100.0%	$45,483,771

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
(a)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $61,441 which represents 0.1% of net assets.

(b)	Non-income producing security

See notes to financial statements.

30 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

Number
of Shares	Description	Value
	Common Stocks – 99.4%

	Consumer Discretionary – 13.6%
1,664,000	361 Degrees International Ltd.	$1,164,765
1,953,000	Anta Sports Products Ltd.	3,331,108
4,036,000	AviChina Industry & Technology Co. (a)	1,264,822
5,606,000	Bosideng International Holdings Ltd.	1,317,627
8,556,000	Brilliance China Automotive Holdings Ltd. (a)	2,725,278
4,585,000	China Hongxing Sports Ltd.	392,132
7,552,000	China Travel International Investment Hong Kong Ltd. (a)	1,581,022
229,605	Focus Media Holding Ltd., ADR (a)	3,602,502
1,381,000	Golden Eagle Retail Group Ltd.	2,688,941
1,157,000	Great Wall Motor Co. Ltd.	1,902,093
1,818,000	Haier Electronics Group Co. Ltd. (a)	994,699
3,428,000	Hengdeli Holdings Ltd.	1,422,105
65,084	Home Inns & Hotels Management, Inc., ADR (a)	2,479,050
1,490,000	Intime Department Store Group Co. Ltd.	1,282,181
1,415,000	Little Sheep Group Ltd.	786,924
2,492,000	Maoye International Holdings	819,363
1,464,000	Minth Group Ltd.	1,921,677
961,000	Ports Design Ltd.	2,305,625
2,066,000	Qingling Motors Co. Ltd.	472,323
3,936,000	Shanghai Jin Jiang International Hotels Group Co. Ltd.	834,118
904,000	Shenzhou International Group Holdings Ltd.	1,019,416
1,296,000	TCL Multimedia Technology Holdings Ltd.	880,540
1,766,000	Tianneng Power International Ltd.	945,834
5,440,000	VODone Ltd.	1,669,880
1,158,000	Weiqiao Textile Co.	718,363
1,580,000	XTEP International Holdings	1,217,578
		39,739,966

	Consumer Staples – 6.9%
172,428	American Oriental Bioengineering, Inc. (a)	534,527
2,242,000	BaWang International Group Holding Ltd.	1,566,473
2,002,000	China Foods Ltd.	1,370,502
1,338,000	China Green Holdings Ltd.	1,350,725
1,459,000	China Huiyuan Juice Group Ltd.	987,539
3,912,000	Global Bio-Chem Technology Group Co. Ltd. (a)	753,665
579,000	Hsu Fu Chi International Ltd.	1,031,644
586,000	Lianhua Supermarket Holdings Co. Ltd.	2,062,228
1,691,000	People’s Food Holdings Ltd.	723,113
4,387,000	Pine Agritech Ltd. (a)	468,997
854,000	Tsingtao Brewery Co. Ltd.	4,091,241
2,661,000	Uni-President China Holdings Ltd.	1,452,520
1,037,000	Vinda International Holdings Ltd.	813,783
1,589,000	Wumart Stores, Inc.	3,016,385
		20,223,342

	Energy – 0.2%
3,238,000	Honghua Group Ltd. (a)	478,259

	Financials – 11.9%
2,956,000	Beijing Capital Land Ltd.	895,993
1,988,000	Beijing North Star Co.	497,897
2,050,000	China Everbright Ltd.	4,518,138
126,868	E-House China Holdings Ltd., ADR	1,848,467
7,792,000	Franshion Properties China Ltd.	2,331,810
1,782,000	Greentown China Holdings Ltd.	1,952,294
3,057,000	KWG Property Holding Ltd.	1,758,984
2,822,000	Minmetals Land Ltd. (a)	489,304
5,064,000	PICC Property & Casualty Co. Ltd. (a)	4,682,897
1,915,000	Poly Hong Kong Investments Ltd.	1,920,915
12,554,000	Renhe Commercial Holdings Co. Ltd.	2,741,066
2,056,000	Shanghai Forte Land Co.	541,334
19,945,000	Shanghai Zendai Property Ltd.	883,775
5,198,000	Shenzhen Investment Ltd.	1,528,833
5,237,500	Soho China Ltd.	2,798,374
854,550	SPG Land Holdings Ltd.	361,095
10,564,000	United Energy Group Ltd. (a)	691,970
1,631,000	Yanlord Land Group Ltd. (Singapore)	1,941,252
10,584,000	Yuexiu Property Co. Ltd.	2,338,119
		34,722,517

	Health Care – 5.4%
65,691	China Medical Technologies, Inc., ADR	689,099
2,100,000	China Pharmaceutical Group Ltd.	1,213,725
676,000	China Shineway Pharmaceutical Group Ltd.	2,105,459
1,312,000	Shandong Weigao Group Medical Polymer Co. Ltd.	5,021,558
70,139	Simcere Pharmaceutical Group, ADR (a)	591,973
7,072,000	Sino Biopharmaceutical	2,888,403
173,333	WuXi PharmaTech Cayman, Inc., ADR (a)	3,100,927
		15,611,144

	Industrials – 29.6%
6,188,000	Air China Ltd. (a)	6,223,009
1,396,000	Anhui Expressway Co.	851,662
870,000	Baoye Group Co. Ltd.	508,416
5,314,000	Beijing Capital International Airport Co. Ltd.	2,914,324
1,136,000	China Automation Group Ltd.	725,142
9,882,000	China Eastern Airlines Corp. Ltd. (a)	4,137,622
4,481,000	China Everbright International Ltd.	1,761,103
3,620,000	China National Materials Co. Ltd.	2,087,581
10,542,000	China Shipping Container Lines Co. Ltd. (a)	3,709,898
4,604,000	China South Locomotive and Rolling Stock Corp.	3,134,004
6,986,000	China Southern Airlines Co. Ltd. (a)	3,041,702
3,070,000	China State Construction International Holdings Ltd.	1,001,522

See notes to financial statements.

Annual Report | May 31, 2010 | 31

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HAO | Claymore/AlphaShares China Small Cap Index ETF (continued)

Number
of Shares	Description	Value
	Industrials (continued)
2,750,000	Chongqing Machinery & Electric Co. Ltd.	$656,953
1,420,000	CIMC Enric Holdings Ltd. (a)	703,986
4,602,000	Citic Resources Holdings Ltd. (a)	862,954
1,734,000	Cosco International Holdings Ltd.	886,381
3,138,000	COSCO Pacific Ltd.	3,848,972
2,968,000	Dalian Port PDA Co. Ltd.	1,113,102
961,400	Dongfang Electric Corp. Ltd.	2,982,014
4,006,000	Guangshen Railway Co. Ltd.	1,394,340
446,000	Guangzhou Shipyard International Co. Ltd.	663,333
2,512,000	GZI Transportation Ltd.	1,280,851
1,414,000	Haitian International Holdings Ltd.	1,038,805
1,894,000	Harbin Power Equipment Co. Ltd.	1,379,277
3,456,000	Jiangsu Expressway Co. Ltd.	3,116,013
3,746,000	Lonking Holdings Ltd.	2,323,824
8,354,000	Shanghai Electric Group Co. Ltd.	3,873,380
2,088,000	Shenzhen Expressway Co. Ltd.	954,704
25,895,000	Shenzhen International Holdings Ltd.	1,646,302
2,990,000	Sichuan Expressway Co. Ltd.	1,536,100
4,330,000	Sinotrans Ltd.	967,666
3,558,000	Sinotrans Shipping Ltd.	1,448,617
2,363,000	Sinotruk Hong Kong Ltd.	1,875,602
345,812	Suntech Power Holdings Co. Ltd., ADR (a)	3,492,701
1,422,000	Tianjin Development Holdings	783,511
13,758,000	Tianjin Port Development Holdings Ltd. (a)	2,950,939
573,000	Weichai Power Co. Ltd.	4,231,661
4,087,000	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	3,670,173
4,054,000	Zhejiang Expressway Co. Ltd.	3,728,079
1,318,000	Zhuzhou CSR Times Electric Co. Ltd.	2,610,287
		86,116,512

	Information Technology – 11.8%
1,816,000	AAC Acoustic Technologies Holdings, Inc.	2,612,295
92,041	AsiaInfo Holdings, Inc. (a)	1,972,439
2,169,000	BYD Electronic International Co. Ltd.	1,342,749
4,786,000	China Aerospace International Holdings Ltd.	528,639
106,897	China Digital TV Holding Co. Ltd., ADR (a)	630,692
1,439,200	Comba Telecom Systems Holdings Ltd.	1,719,066
1,372,000	Digital China Holdings Ltd.	2,128,675
268,974	Giant Interactive Group, Inc., ADR	1,907,026
2,296,000	Ju Teng International Holdings Ltd.	1,778,188
2,116,000	Kingboard Laminates Holdings Ltd.	1,880,659
1,480,000	Kingsoft Corp Ltd.	830,676
2,552,000	Meadville Holdings Ltd. (b)	525,415
46,142,000	Semiconductor Manufacturing International Corp. (a)	3,970,632
83,313	Sohu.com, Inc. (a)	3,682,435
2,936,000	TPV Technology Ltd.	1,764,779
1,927,000	Travelsky Technology Ltd.	1,346,384
1,158,000	Wasion Group Holdings Ltd.	760,007
1,483,762	ZTE Corp.	4,916,685
		34,297,441

	Materials – 14.3%
1,177,500	Asia Cement China Holdings Corp.	544,442
3,286,000	BBMG Corp.	3,114,672
5,080,000	China BlueChemical Ltd.	3,112,221
1,151,400	China Metal Recycling Holdings Ltd.	1,035,172
3,797,000	China Molybdenum Co. Ltd.	2,467,627
2,090,000	China Oriental Group Co. Ltd.	617,394
5,369,000	China Shanshui Cement Group Ltd.	2,620,387
3,952,400	China Zhongwang Holdings Ltd.	2,878,275
1,504,000	Chongqing Iron & Steel Co. Ltd.	363,157
1,872,000	Fufeng Group Ltd.	1,358,447
2,722,000	Hidili Industry International Development Ltd.	2,471,701
4,640,000	Hunan Non-Ferrous Metal Corp. Ltd. (a)	1,591,174
4,757,014	Lee & Man Paper Manufacturing Ltd.	3,629,186
1,708,000	Lumena Resources Corp. (a)	432,158
4,846,000	Maanshan Iron & Steel	2,365,132
2,116,000	Minmetals Resources Ltd. (a)	758,243
537,500	Real Gold Mining Ltd. (a)	869,836
809,500	Shandong Chenming Paper Holdings Ltd.	604,062
10,610,000	Shougang Concord International Enterprises Co. Ltd. (a)	1,621,626
4,962,000	Sinofert Holdings Ltd.	2,294,287
6,534,000	Sinopec Shanghai Petrochemical Co. Ltd.	2,492,436
3,912,000	Sinopec Yizheng Chemical Fibre Co. Ltd. (a)	803,910
2,122,000	Xinjiang Xinxin Mining Industry Co. Ltd.	1,038,386
1,327,000	Zhaojin Mining Industry Co. Ltd.	2,713,328
		41,797,259

	Telecommunication Services – 0.9%
5,602,000	China Communications Services Corp. Ltd.	2,489,474

See notes to financial statements.

32 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HAO | Claymore/AlphaShares China Small Cap Index ETF (continued)

Number
of Shares	Description	Value
	Utilities – 4.8%
4,427,000	China Power International Development Ltd.	$960,914
3,450,000	China Resources Gas Group Ltd.	4,404,472
9,376,000	Datang International Power Generation Co. Ltd.	3,793,294
6,836,000	Guangdong Investment Ltd.	3,239,790
4,006,000	Huadian Power International Co.	941,565
1,342,000	Sound Global Ltd. (Singapore) (a)	746,034
		14,086,069

	Total Investments – 99.4%
	(Cost $311,951,593)	289,561,983
	Other Assets in excess of Liabilities – 0.6%	1,721,892
	Net Assets – 100.0%	$291,283,875

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $525,415 which represents 0.2% of net assets.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Annual Report | May 31, 2010 | 33

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF

Number
of Shares	Description	Value
	Common Stocks – 98.4%

	Australia – 2.5%
2,562	ASX Ltd.	$67,608
227	Perpetual Ltd.	5,927
		73,535

	Bermuda – 1.5%
2,227	Invesco Ltd.	41,333
2,000	TaiFook Securities Group Ltd.	1,172
		42,505

	Canada – 2.7%
851	CI Financial Corp.	14,931
457	DundeeWealth, Inc.	6,071
597	GMP Capital, Inc.	5,989
562	IGM Financial, Inc.	21,238
1,118	TMX Group, Inc.	28,917
		77,146

	Cayman Islands – 0.0%^
28,000	Get Nice Holdings Ltd. (b)	1,528

	Germany – 4.2%
1,957	Deutsche Boerse AG	120,604

	Hong Kong – 4.6%
8,600	Hong Kong Exchanges and Clearing Ltd.	133,651

	Italy – 0.2%
577	Azimut Holding SpA	5,017
200	Banca Generali SpA	1,815
		6,832

	Japan – 9.7%
16,000	Daiwa Securities Group, Inc.	72,311
100	Jafco Co. Ltd.	2,763
600	kabu.com Securities Co. Ltd.	2,870
1,000	Matsui Securities Co. Ltd.	6,719
4,000	Mizuho Securities Co. Ltd.	9,897
15	Monex Group, Inc.	6,260
20,900	Nomura Holdings, Inc.	130,309
2,000	Okasan Securities Group, Inc.	7,741
4	Osaka Securities Exchange Co. Ltd.	19,925
88	SBI Holdings, Inc.	15,154
2,000	Tokai Tokyo Financial Holdings	7,126
		281,075

	Mexico – 0.5%
8,800	Bolsa Mexicana de Valores SAB de CV	13,224

	Netherlands – 0.3%
733	BinckBank NV	9,035

	Pakistan – 0.0%^
1,112	Arif Habib Securities Ltd. (a)	470
4,100	Jahangir Siddiqui & Co. Ltd.	577
		1,047

	Philippines – 0.1%
480	Philippine Stock Exchange, Inc.	2,831

	Singapore – 2.2%
12,000	Singapore Exchange Ltd.	63,117

	South Africa – 0.4%
1,281	JSE Ltd.	11,132

	Spain – 0.7%
969	Bolsas y Mercados Espanoles SA	21,688

	Switzerland – 1.7%
367	EFG International AG	5,089
1,113	GAM Holding Ltd. (a)	11,866
1,105	Julius Baer Group Ltd.	32,230
		49,185

	Thailand- 0.0%^
6,100	Globlex Holding Management PCL (a)	182

	United Kingdom – 5.4%
5,224	3i Group PLC	21,519
4,630	Aberdeen Asset Management PLC	9,439
360	Climate Exchange PLC (Isle of Man) (a)	3,865
2,242	Evolution Group PLC	3,185
4,418	Henderson Group PLC (Channel Islands)	8,649
5,149	ICAP PLC	28,870
2,093	Intermediate Capital Group PLC	7,871
3,232	London Stock Exchange Group PLC	30,001
9,215	Man Group PLC	31,017
678	Schroders PLC	13,028
		157,444

	United States – 61.7%
235	Affiliated Managers Group, Inc. (a)	16,838
1,824	American Capital Ltd. (a)	9,722
1,372	Ameriprise Financial, Inc.	54,592
965	Apollo Investment Corp.	10,065
1,024	Ares Capital Corp.	13,865
235	Artio Global Investors, Inc.	4,345
5,804	Bank of New York Mellon Corp.	157,869
497	BGC Partners, Inc. – Class A	3,096
136	BlackRock, Inc.	22,832
9,102	Charles Schwab Corp.	148,727
465	CME Group, Inc.	147,242
93	Cohen & Steers, Inc.	2,251

See notes to financial statements.

34 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF (continued)

Number
of Shares	Description	Value
	United States (continued)
17,432	E*Trade Financial Corp. (a)	$25,799
633	Eaton Vance Corp.	18,920
146	FBR Capital Markets Corp. (a)	591
477	Federated Investors, Inc. – Class B	10,594
801	Franklin Resources, Inc.	78,570
652	GFI Group, Inc.	3,945
820	GLG Partners, Inc. (a)	3,493
969	Goldman Sachs Group, Inc.	139,788
197	Greenhill & Co., Inc.	13,650
1,097	IntercontinentalExchange, Inc. (a)	127,395
141	International Assets Holding Corp. (a)	2,307
420	Investment Technology Group, Inc. (a)	7,081
981	Janus Capital Group, Inc.	10,457
1,195	Jefferies Group, Inc.	27,879
291	KBW, Inc. (a)	7,301
902	Knight Capital Group, Inc. – Class A (a)	13,178
875	Legg Mason, Inc.	26,005
517	MarketAxess Holdings, Inc.	7,631
958	MF Global Holdings Ltd. (a)	7,377
5,304	Morgan Stanley	143,791
2,136	Nasdaq OMX Group, Inc. (a)	39,708
1,297	Northern Trust Corp.	65,901
3,894	NYSE Euronext	111,641
97	Oppenheimer Holdings, Inc. – Class A	2,709
412	optionsXpress Holdings, Inc. (a)	6,613
157	Piper Jaffray Cos. (a)	5,198
342	Prospect Capital Corp.	3,526
952	Raymond James Financial, Inc.	26,913
700	SEI Investments Co.	14,763
2,644	State Street Corp.	100,922
294	Stifel Financial Corp. (a)	14,897
278	SWS Group, Inc.	2,791
1,380	T Rowe Price Group, Inc.	68,338
2,428	TD Ameritrade Holding Corp. (a)	43,048
1	Teton Advisors, Inc. – Class B (a) (b)	1
322	TradeStation Group, Inc. (a)	2,289
463	Waddell & Reed Financial, Inc. – Class A	12,413
		1,788,867

	Total Common Stocks – 98.4%
	(Cost $4,748,026)	2,854,628

	Master Limited Partnerships – 1.3%
	United States – 1.3%
498	AllianceBernstein Holding L.P.	14,138
1,459	Blackstone Group L.P.	15,538
561	Fortress Investment Group LLC – Class A (a)	2,306
414	Och-Ziff Capital Management Group LLC – Class A	5,945

	Total Master Limited Partnerships
	(Cost $47,450)	37,927

	Total Investments – 99.7%
	(Cost $4,795,476)	2,892,555
	Other Assets in excess of Liabilities – 0.3%	7,914
	Net Assets – 100.0%	$2,900,469

^    Less than 0.1%
AG – Corporation
LLC – Limited Liability Company
L.P. – Limited Partnership
NV – Publicly Traded Company
PCL – Public Company Limited
PLC – Public Limited Company
SA – Corporation
SAB de CV – Publicly Traded Company
SpA – Joint Stock Company
(a)	Non-income producing security.
(b)
Securities are valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $1,529 which represents 0.1% of net assets.

See notes to financial statements.

Annual Report l May 31, 2010 | 35

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CUT | Claymore/Beacon Global Timber Index ETF

Number
of Shares	Description	Value
	Common Stocks – 99.8%

	Australia – 0.9%
3,007,208	Gunns Ltd.	$1,006,938

	Bermuda – 0.7%
23,352,000	China Grand Forestry Green Resources Group Ltd. (a)	764,808

	Brazil – 3.5%
249,087	Fibria Celulose SA – ADR (a)	3,975,428

	Canada – 10.3%
302,000	Canfor Corp. (a)	2,857,455
261,587	Sino-Forest Corp. (a)	4,487,476
104,521	West Fraser Timber Co., Ltd.	4,272,877
		11,617,808

	Finland – 10.1%
774,887	Stora Enso OYJ – R Shares	5,781,092
430,015	UPM-Kymmene OYJ	5,541,355
		11,322,447

	Ireland – 2.9%
423,991	Smurfit Kappa Group PLC	3,267,780

	Japan – 15.5%
412,000	Hokuetsu Kishu Paper Co., Ltd.	1,966,219
202,700	Nippon Paper Group, Inc.	5,730,610
1,205,000	OJI Paper Co., Ltd.	5,697,713
519,000	Sumitomo Forestry Co., Ltd.	4,114,790
		17,509,332

	Portugal – 1.0%
474,631	Portucel Empresa Produtora de Pasta e Papel SA	1,165,901

	South Africa – 3.0%
527,325	Mondi Ltd.	3,336,248

	Spain – 1.2%
433,744	Grupo Empresarial Ence SA	1,313,110

	Sweden – 7.0%
160,815	Holmen AB – B Shares	3,710,138
364,909	Svenska Cellulosa AB – B Shares	4,227,984
		7,938,122

	United States – 43.7%
38,449	Deltic Timber Corp.	1,777,882
79,547	Domtar Corp.	4,868,276
100,632	Greif, Inc. – Class A	5,514,634
210,026	International Paper Co.	4,878,904
208,792	MeadWestvaco Corp.	4,990,129
141,617	Plum Creek Timber Co., Inc. – REIT	4,959,427
142,989	Potlatch Corp. – REIT	4,981,737
117,774	Rayonier, Inc. – REIT	5,285,697
170,629	Sonoco Products Co.	5,274,142
175,957	Wausau Paper Corp. (a)	1,536,105
119,410	Weyerhaeuser Co.	5,084,478
		49,151,411

	Total Investments – 99.8%
	(Cost $116,382,258)	112,369,333
	Other Assets in excess of Liabilities – 0.2%	172,131
	Net Assets – 100.0%	$112,541,464

AB – Corporation
ADR – American Depositary Receipt
OYJ – Publicly Traded Company
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SA – Corporation
(a)   Non-income producing security.

See notes to financial statements.

36 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

FRN | Claymore/BNY Mellon Frontier Markets ETF

Number
of Shares	Description	Value
	Common Stocks – 92.9%

	Argentina – 6.0%
13,958	Banco Macro SA – ADR	$380,356
14,646	BBVA Banco Frances SA – ADR	86,558
12,830	Cresud SACIF y A – ADR	156,654
9,217	Empresa Distribuidora Y Comercializadora Norte – ADR (a)	66,915
34,964	Grupo Financiero Galicia SA – ADR (a)	194,050
11,063	IRSA Inversiones y Representaciones SA – ADR	121,693
19,291	Pampa Energia SA – ADR	197,733
12,750	Petrobras Energia SA – ADR	179,775
32,073	Telecom Argentina SA – ADR	522,790
		1,906,524

	Chile – 27.8%
4,234	Administradora de Fondos de Pensiones Provida SA – ADR	183,925
7,255	Banco de Chile – ADR	421,661
16,659	Banco Santander Chile – ADR	1,034,024
9,578	Cia Cervecerias Unidas SA – ADR	391,644
8,864	CorpBanca SA – ADR	377,341
43,201	Empresa Nacional de Electricidad SA – ADR	1,931,949
101,631	Enersis SA – ADR	1,915,744
55,934	Lan Airlines SA – ADR	1,040,372
35,492	Sociedad Quimica y Minera de Chile SA – ADR	1,190,757
8,872	Vina Concha y Toro SA – ADR	368,099
		8,855,516

	Colombia – 6.9%
80,788	Ecopetrol SA – ADR	2,210,360

	Czech Republic – 3.3%
18,527	Komercni Banka AS – GDR (b)	1,064,191

	Egypt – 15.2%
109,389	Commercial International Bank Egypt SAE – GDR	1,422,057
61,991	Egyptian Financial Group-Hermes Holding – GDR (b)	650,905
28,466	Orascom Construction Industries – GDR	1,199,842
215,339	Orascom Telecom Holding SAE – GDR	1,119,763
29,176	Telecom Egypt – GDR (b)	452,520
		4,845,087

	Georgia – 0.7%
18,921	Bank of Georgia JSC – GDR (a)	204,347

	Kazakhstan – 6.0%
42,021	Halyk Savings Bank of Kazakhstan JSC – GDR (a)	348,774
9,407	KazakhGold Group Ltd. – GDR (a)	62,556
61,048	KazMunaiGas Exploration Production – GDR	1,309,480
23,805	Zhaikmunai LP – GDR (a) (b)	187,822
		1,908,632

	Lebanon – 4.5%
59,020	Banque Audi sal- Audi Saradar Group – GDR (b)	484,554
41,333	Solidere – GDR	956,859
		1,441,413

	Nigeria – 3.7%
158,163	Guaranty Trust Bank PLC – GDR	1,186,220

	Oman – 1.7%
73,213	Bank Muscat SAOG – GDR (b)	554,958

	Pakistan- 0.5%
11,202	Oil & Gas Development Co. Ltd. – GDR	168,030

	Peru – 5.2%
45,536	Cia de Minas Buenaventura SA – ADR	1,639,296

	Poland – 9.5%
35,497	Bank Pekao SA – GDR (b)	1,787,629
264,893	Telekomunikacja Polska SA – GDR (b)	1,252,944
		3,040,573

	Qatar – 1.3%
115,416	Commercial Bank of Qatar – GDR (b)	408,573

	Ukraine – 0.6%
14,909	MHP SA – GDR (a)	188,599
	Total Common Stock – 92.9%
	(Cost $29,525,419)	29,622,319

	Preferred Stocks – 5.4%

	Chile – 1.1%
5,881	Embotelladora Andina SA – Class A Preference Shares – ADR	99,036
12,325	Embotelladora Andina SA – Class B Preference Shares – ADR	253,402
		352,438

	Colombia – 4.3%
28,755	BanColombia SA – Preference Shares – ADR	1,375,064

	Total Preferred Stock – 5.4%
	(Cost $1,291,824)	1,727,502
See notes to financial statements.

Annual Report | May 31, 2010 | 37

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

FRN | Claymore/BNY Mellon Frontier Markets ETF (continued)

Number
of Shares	Description	Value
	Exchange Traded Funds – 0.7%

	United States – 0.7%
4,450	iShares MSCI EAFE Index Fund
	(Cost $236,181)	$215,024

	Total Investments – 99.0%
	(Cost $31,053,424)	31,564,845
	Other Assets in excess of Liabilities – 1.0%	323,342
	Net Assets – 100.0%	$31,888,187

ADR – American Depositary Receipt
AS – Joint Stock Company
GDR – Global Depositary Receipt
JSC – Joint Stock Company
LP – Limited Partnership
PLC – Public Limited Company
SA – Corporation
SAE – Corporation
SAOG – Joint Stock Company
(a)	Non-income producing security.
(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $6,844,096 which represents 21.5% of net assets.

See notes to financial statements.

38 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

ROB | Claymore/Robb Report Global Luxury Index ETF

Number
of Shares	Description	Value
	Common Stocks – 96.2%

	Bermuda – 4.0%
77,000	Mandarin Oriental International Ltd.	$107,800
6,911	Orient-Express Hotels Ltd. – Class A (a)	69,732
246,000	Shangri-La Asia Ltd.	434,752
		612,284

	Brazil – 2.0%
14,137	Empresa Brasileira de Aeronautica SA, ADR	307,904

	France – 27.7%
7,171	Christian Dior SA	687,626
798	Dassault Aviation SA	589,704
5,211	Hermes International	682,436
6,462	LVMH Moet Hennessy Louis Vuitton SA	684,664
9,110	Pernod-Ricard SA	688,644
5,788	PPR	691,122
3,787	Remy Cointreau SA	191,468
		4,215,664

	Germany – 9.3%
15,194	Bayerische Motoren Werke AG	705,897
14,208	Daimler AG (a)	706,080
		1,411,977

	Italy – 6.6%
22,654	Bulgari SpA	170,967
28,628	Luxottica Group SpA	684,518
2,337	Tod’s SpA	149,713
		1,005,198

	Japan – 5.2%
31,800	Shiseido Co. Ltd.	610,194
30,000	TOTO Ltd.	188,036
		798,230

	Switzerland – 11.7%
19,914	Compagnie Financiere Richemont SA	651,556
16,084	Julius Baer Group Ltd.	469,131
2,549	Swatch Group AG (The)	667,063
		1,787,750

	United Kingdom – 2.1%
31,744	Burberry Group PLC	316,919

	United States – 27.6%
16,869	Coach, Inc.	693,485
16,963	Nordstrom, Inc.	673,431
13,153	Northern Trust Corp.	668,304
7,578	Polo Ralph Lauren Corp.	658,225
12,382	Saks, Inc. (a)	113,667
5,099	Sotheby’s	165,717
9,452	Tiffany & Co.	429,404
6,917	Wilmington Trust Corp.	104,308
8,449	Wynn Resorts Ltd.	708,702
		4,215,243

	Total Common Stocks – 96.2%
	(Cost $16,178,454)	14,671,169

	Preferred Stock – 3.9%

	Germany – 3.9%
13,545	Porsche Automobil Holding SE
	(Cost $994,153)	593,542

	Total Investments – 100.1%
	(Cost – $17,172,607)	15,264,711
	Liabilities in excess of Other Assets – (0.1%)	(21,515)
	Net Assets – 100.0%	$15,243,196

ADR – American Depositary Receipt
AG – Stock Corporation
PLC – Public Limited Company
SA – Corporation
SE – Stock Corporation
SpA – Joint Stock Company
(a)   Non-income producing security.

See notes to financial statements.

Annual Report | May 31, 2010 | 39

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

Number
of Shares	Description	Value
	Common Stocks – 60.9%

	Canada – 60.9%
1,492,393	BlackPearl Resources, Inc. (a)	$3,916,893
104,975	Canadian Natural Resources Ltd.	3,654,559
149,088	Cenovus Energy, Inc.	4,016,416
3,198,078	Connacher Oil and Gas Ltd. (a)	4,531,320
59,409	Crescent Point Energy Corp.	2,203,263
229,126	Daylight Energy Ltd.	2,167,938
67,542	Husky Energy, Inc.	1,691,119
98,458	Imperial Oil Ltd.	3,740,393
1,274,146	Ivanhoe Energy, Inc. (a)	2,907,903
71,689	Nexen, Inc.	1,565,896
2,601,562	Oilsands Quest, Inc. (a)	1,871,043
1,657,370	OPTI Canada, Inc. (a)	2,947,206
57,631	Petrobank Energy & Resources Ltd. (a)	2,395,994
145,479	Suncor Energy, Inc.	4,437,967
1,558,319	UTS Energy Corp. (a)	3,423,086

	Total Common Stocks
	(Cost $41,390,945)	45,470,996

	Income Trusts – 38.9%
	Canada – 38.9%
109,661	ARC Energy Trust	2,158,599
174,187	Baytex Energy Trust	5,399,863
95,280	Bonavista Energy Trust	2,165,455
195,032	Canadian Oil Sands Trust	5,224,469
130,721	Enerplus Resources Fund	2,887,646
194,601	NAL Oil & Gas Trust	2,091,091
271,515	Penn West Energy Trust	5,218,066
189,861	Peyto Energy Trust	2,534,850
43,358	Vermilion Energy Trust	1,383,696
	Total Income Trusts
	(Cost $22,505,367)	29,063,735

	Total Investments – 99.8%
	(Cost $63,896,312)	74,534,731
	Other Assets in excess of Liabilities – 0.2%	114,269
	Net Assets – 100.0%	$74,649,000

(a)   Non-income producing security.

See notes to financial statements.

40 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CRO | Claymore/Zacks Country Rotation ETF

Number
of Shares	Description	Value
	Common Stocks – 98.4%

	Australia – 21.2%
899	AGL Energy Ltd.	$10,296
2,138	Amcor Ltd.	11,164
3,121	AMP Ltd.	14,948
376	ASX Ltd.	9,922
1,375	Australia & New Zealand Banking Group Ltd.	26,249
1,097	AXA Asia Pacific Holdings Ltd.	5,440
721	BHP Billiton Ltd.	23,818
4,578	BlueScope Steel Ltd.	8,965
2,817	Brambles Ltd.	15,617
1,172	Coca-Cola Amatil Ltd.	10,770
576	Commonwealth Bank of Australia	25,449
1,191	Computershare Ltd.	10,974
795	CSL Ltd.	21,161
1,535	Fortescue Metals Group Ltd. (a)	5,452
3,377	Foster’s Group Ltd.	15,745
4,247	GPT Group – REIT	9,649
4,900	Insurance Australia Group Ltd.	15,161
354	Leighton Holdings Ltd.	9,810
543	Macquarie Group Ltd.	20,299
1,079	National Australia Bank Ltd.	22,665
667	Newcrest Mining Ltd.	18,116
765	Orica Ltd.	16,433
1,611	Origin Energy Ltd.	20,389
1,072	QBE Insurance Group Ltd.	17,829
425	Rio Tinto Ltd.	24,571
1,719	Santos Ltd.	18,142
886	Sonic Healthcare Ltd.	7,548
4,725	Stockland – REIT	15,461
2,186	Suncorp-Metway Ltd.	15,084
7,266	Telstra Corp Ltd.	18,170
1,555	Toll Holdings Ltd.	8,225
2,277	Transurban Group	8,435
1,012	Wesfarmers Ltd.	24,793
2,453	Westfield Group – REIT	26,616
1,260	Westpac Banking Corp.	24,994
512	Woodside Petroleum Ltd.	18,863
1,044	Woolworths Ltd.	23,373
238	WorleyParsons Ltd.	5,056
		605,652

	Austria – 3.5%
92	Andritz AG	5,105
101	bwin Interactive Entertainment AG	4,697
449	CA Immobilien Anlagen AG (a)	4,729
434	Conwert Immobilien Invest SE	4,592
399	Erste Group Bank AG	14,357
4,065	IMMOFINANZ AG	12,582
155	Intercell AG (a)	3,389
59	Mayr Melnhof Karton AG	5,157
205	Oesterreichische Post AG	4,684
254	OMV AG	8,426
91	Raiffeisen International Bank Holding AG	3,926
641	Telekom Austria AG	8,165
245	Verbund AG	7,979
103	Vienna Insurance Group	4,332
152	Voestalpine AG	4,292
322	Wienerberger AG	4,904
		101,316

	Belgium – 6.5%
74	Ackermans & van Haaren NV	4,398
3,922	Ageas	10,118
523	Anheuser-Busch InBev NV	25,236
60	Befimmo SCA Sicafi – REIT	4,249
37	Bekaert SA	6,223
296	Belgacom SA	9,211
105	Cie Nationale a Portefeuille	4,589
39	Cofinimmo – REIT	4,529
45	Colruyt SA	10,272
220	Delhaize Group SA	17,710
1,494	Dexia SA	6,387
14	D’ieteren SA	6,155
80	EVS Broadcast Equipment SA	3,668
181	Groupe Bruxelles Lambert SA	13,118
247	KBC Groep NV	9,691
79	Mobistar SA	4,027
434	Nyrstar	4,576
107	Omega Pharma SA	4,631
105	Solvay SA	9,210
204	Telenet Group Holding NV (a)	5,288
166	Tessenderlo Chemie NV	4,788
251	UCB SA	8,306
325	Umicore	9,877
		186,257

See notes to financial statements.

Annual Report | May 31, 2010 | 41

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CRO | Claymore/Zacks Country Rotation ETF (continued)

Number
of Shares	Description	Value

	Bermuda – 1.4%
2,399	Esprit Holdings Ltd.	$13,681
1,000	Kerry Properties Ltd.	4,155
4,000	Li & Fung Ltd.	17,776
3,091	Noble Group Ltd.	3,833
		39,445

	China – 11.2%
2,600	Bank of East Asia Ltd.	9,317
7,000	BOC Hong Kong Holdings Ltd.	15,716
2,000	Cheung Kong Holdings Ltd.	22,720
3,500	CLP Holdings Ltd.	24,634
1,000	Hang Lung Group Ltd.	4,759
4,000	Hang Lung Properties Ltd.	14,128
1,100	Hang Seng Bank Ltd.	14,778
4,000	Henderson Land Development Co. Ltd.	24,043
9,900	Hong Kong & China Gas Co. Ltd.	21,743
1,300	Hong Kong Exchanges and Clearing Ltd.	20,203
3,000	Hongkong Electric Holdings Ltd.	17,744
4,000	Hutchison Whampoa Ltd.	25,071
4,000	Link (The) – REIT	9,566
3,000	MTR Corp.	10,384
5,000	New World Development Ltd.	8,117
2,000	Sun Hung Kai Properties Ltd.	26,638
2,000	Swire Pacific Ltd. – Class A	21,731
3,000	Wharf Holdings Ltd.	14,854
5,000	Wheelock & Co. Ltd.	13,261
		319,407

	France – 21.0%
310	Accor SA	14,838
226	Air Liquide SA	22,162
4,832	Alcatel-Lucent	12,483
312	Alstom SA	14,955
1,091	AXA SA	18,183
320	BNP Paribas	18,535
335	Bouygues SA	14,240
362	Cap Gemini SA	16,646
546	Carrefour SA	22,764
411	Cie de St-Gobain	15,924
272	Cie Generale des Etablissements Michelin – Class B	18,227
365	Cie Generale d’Optique Essilor International SA	20,903
1,065	Credit Agricole SA	11,708
439	Danone	22,712
366	EDF SA	16,271
1,021	France Telecom SA	19,622
620	GDF Suez	19,561
118	Hermes International	15,453
253	Lafarge SA	14,623
243	L’Oreal SA	22,825
249	LVMH Moet Hennessy Louis Vuitton SA	26,382
247	Pernod-Ricard SA	18,671
140	PPR	16,717
349	Renault SA	12,547
346	Sanofi-Aventis SA	20,913
240	Schneider Electric SA	24,120
381	Societe Generale	16,702
422	Total SA	19,845
94	Unibail-Rodamco SE – REIT	14,582
100	Vallourec SA	18,688
656	Veolia Environnement	16,992
472	Vinci SA	21,414
912	Vivendi SA	19,951
		600,159

	Isle of Man – 0.2%
6,000	Genting Singapore PLC (a)	4,362

	Jersey – 0.1%
786	Atrium European Real Estate Ltd.	3,877

	Luxembourg – 1.1%
681	ArcelorMittal	20,759
147	Millicom International Cellular SA, SDR	11,804
		32,563

	Netherlands – 7.7%
2,321	Aegon NV	13,283
329	Akzo Nobel NV	16,873
682	ASML Holding NV	19,444
936	European Aeronautic Defence and Space Co NV	18,566
451	Heineken NV	19,396
2,699	ING Groep NV	21,514
1,663	Koninklijke Ahold NV	21,071
1,500	Koninklijke KPN NV	19,672
959	Koninklijke Philips Electronics NV	28,873
723	TNT NV	18,349
859	Unilever NV	23,643
		220,684

See notes to financial statements.

42 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CRO | Claymore/Zacks Country Rotation ETF (continued)

Number
of Shares	Description	Value

	Norway – 1.7%
1,669	Orkla ASA	$11,639
1,012	Statoil ASA	20,389
1,425	Telenor ASA	17,660
		49,688

	Singapore – 6.4%
6,000	CapitaLand Ltd.	15,266
4,000	CapitaMall Trust – REIT	5,246
1,000	City Developments Ltd.	7,327
2,000	DBS Group Holdings Ltd.	19,642
1,000	Fraser and Neave Ltd.	3,485
2,000	Keppel Corp. Ltd.	12,430
3,000	Olam International Ltd.	4,982
3,000	Oversea-Chinese Banking Corp. Ltd.	17,875
4,000	SembCorp Industries Ltd.	11,403
1,000	Singapore Airlines Ltd.	10,120
2,000	Singapore Exchange Ltd.	10,520
6,000	Singapore Press Holdings Ltd.	15,993
2,000	Singapore Technologies Engineering Ltd.	4,433
10,000	Singapore Telecommunications Ltd.	20,455
1,000	United Overseas Bank Ltd.	12,943
3,000	Wilmar International Ltd.	12,358
		184,478

	Spain – 5.0%
490	Abertis Infraestructuras SA	7,094
332	ACS Actividades de Construccion y Servicios SA	12,446
1,392	Banco Bilbao Vizcaya Argentaria SA	14,805
1,799	Banco de Sabadell SA	7,702
1,933	Banco Popular Espanol SA	9,930
1,527	Banco Santander SA	15,817
2,772	Iberdrola SA	18,664
353	Inditex SA	19,835
1,245	Mapfre SA	3,480
808	Repsol YPF SA	16,739
916	Telefonica SA	17,734
		144,246

	Sweden – 11.4%
828	Alfa Laval AB	10,501
596	Assa Abloy AB – Class B	12,003
1,158	Atlas Copco AB – Class A	16,458
864	Atlas Copco AB – Class B	11,189
449	Electrolux AB – Series B	10,015
443	Hennes & Mauritz AB – Class B	24,986
906	Investor AB – Class B	14,632
2,462	Nordea Bank AB	20,257
1,852	Sandvik AB	21,800
395	Scania AB – Class B	5,815
2,557	Skandinaviska Enskilda Banken AB – Class A	13,233
653	Skanska AB – Class B	9,613
663	SKF AB – Class B	11,603
1,193	Svenska Cellulosa AB – Class B	13,823
756	Svenska Handelsbanken AB – Class A	18,396
1,184	Swedbank AB – Class A	10,617
767	Swedish Match AB	15,936
714	Tele2 AB – Class B	10,439
2,694	Telefonaktiebolaget LM Ericsson – Class B	27,213
3,123	TeliaSonera AB	18,900
591	Volvo AB – Class A	5,913
2,323	Volvo AB – Class B	24,206
		327,548

	Total Common Stock – 98.4% (Cost $3,142,274)	2,819,682

See notes to financial statements.

Annual Report | May 31, 2010 | 43

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CRO | Claymore/Zacks Country Rotation ETF (continued)

Number
of Shares	Description	Value
	Exchange-Traded Funds – 1.6%

	United States – 1.6%
1,610	SPDR MSCI ACWI ex-US ETF
	(Cost $48,515)	$44,919

	Rights – 0.0%*

	France – 0.0%*
226	Air Liquide SA (a) (b)
	(Cost $0)	1,477

	Warrants – 0.0%

	China – 0.0%
1,400	Henderson Land Development Co. Ltd. (b)
	(Cost $0)	–

	Total Investments – 100.0%
	(Cost $3,190,789)	2,866,078
	Liabilities in excess of Other Assets – (0.0%*)	(1,105)
	Net Assets – 100.0%	$2,864,973

*      Less than 0.1%
AB – Publicly Traded Company
AG – Corporation
ASA – Stock Company
NV – Publicly Traded Company
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SA – Corporation
SDR – Swedish Depositary Receipt
SE – Stock Corporation
(a)	Non-income producing security.
(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $1,477 which represents 0.1% of net assets.

See notes to financial statements.

44 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF

Number
of Shares	Description	Value

	Common Stocks – 80.6%

	Argentina – 2.0%
9,429	Banco Macro SA, ADR	$256,940
20,023	Cresud SACIF y A, ADR	244,481
14,778	Petrobras Energia SA, ADR	208,370
11,424	YPF SA, ADR	408,979
		1,118,770

	Australia – 3.4%
62,926	Amcor Ltd.	328,589
39,827	National Australia Bank Ltd.	836,606
14,795	Sims Metal Management Ltd.	254,471
181,067	Telstra Corp. Ltd.	452,797
		1,872,463

	Austria – 0.7%
28,114	Telekom AG	358,129

	Bermuda – 2.0%
78,418	Babcock & Brown Air Ltd., ADR	901,023
11,000	Jardine Strategic Holdings Ltd.	215,380
		1,116,403

	Brazil – 1.1%
9,720	CPFL Energia SA, ADR	586,699

	Canada – 2.2%
19,795	EnCana Corp.	610,453
35,382	Talisman Energy, Inc.	601,140
		1,211,593

	Chile – 3.0%
7,192	Cia Cervecerias Unidas SA, ADR	294,081
4,280	Empresa Nacional de Electricidad SA, ADR	191,402
40,426	Enersis SA, ADR	762,030
7,486	Sociedad Quimica y Minera de Chile SA, ADR	251,155
2,932	Vina Concha y Toro SA, ADR	121,649
		1,620,317

	China – 3.3%
33,000	Cheung Kong Holdings Ltd.	374,887
4,255	China Petroleum & Chemical Corp., ADR	334,698
2,252	CNOOC Ltd., ADR	352,528
22,700	Hang Seng Bank Ltd.	304,962
72,000	Hutchison Whampoa Ltd.	451,274
		1,818,349

	Denmark – 0.4%
2,653	Novo Nordisk A/S – Class B	205,567

	Finland – 0.8%
38,547	Nokia OYJ	394,534
4,872	Stora Enso OYJ – Class A	36,648
		431,182

	France – 7.6%
3,032	Air Liquide SA	297,318
5,639	Danone	291,744
2,636	Dassault Systemes SA	152,908
19,980	France Telecom SA	383,989
6,132	Lafarge SA	354,416
2,207	L’Oreal SA	207,301
8,026	Publicis Groupe SA	333,439
7,258	Sanofi-Aventis SA	438,694
26,017	SCOR SE	505,947
7,880	Societe Generale	345,447
8,048	Sodexo	456,473
8,291	Total SA	389,894
		4,157,570

	Germany – 5.9%
3,293	Adidas AG	164,217
1,685	Aixtron AG	45,910
4,677	Allianz SE	470,220
10,637	BASF SE	562,064
5,153	Bayer AG	289,730
39,818	Deutsche Telekom AG	449,476
3,734	Fresenius Medical Care AG & Co. KGaA	187,199
4,411	Henkel AG & Co. KGaA	176,237
4,461	SAP AG	190,833
3,857	Siemens AG	349,347
4,233	Volkswagen AG	361,062
		3,246,295

	Greece – 1.2%
11,951	Coca Cola Hellenic Bottling Co. SA, ADR	261,727
93,800	Hellenic Telecommunications Organization SA, ADR	397,712
		659,439

	Hungary – 1.1%
40,128	Magyar Telekom Telecommunications PLC, ADR	607,137

	India – 0.5%
1,911	Dr. Reddy’s Laboratories Ltd., ADR	54,846
437	HDFC Bank Ltd., ADR	60,743
2,310	Infosys Technologies Ltd., ADR	132,894
		248,483

See notes to financial statements.

Annual Report | May 31, 2010 | 45

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)

Number
of Shares	Description	Value

	Ireland – 1.2%
30,004	CRH PLC	$674,204

	Israel – 1.0%
27,314	Partner Communications Co. Ltd., ADR	486,736
1,421	Teva Pharmaceutical Industries Ltd., ADR	77,899
		564,635

	Italy – 1.7%
76,489	Benetton Group SpA	544,712
21,158	ENI SpA	400,497
		945,209

	Japan – 4.9%
4,400	Honda Motor Co. Ltd.	134,410
26,300	Konami Corp.	437,851
30,000	Kubota Corp.	248,076
74,000	Mitsubishi UFJ Financial Group, Inc.	361,293
161,000	Mizuho Financial Group, Inc.	293,886
1,000	Nidec Corp.	91,709
10,200	Nippon Telegraph & Telephone Corp.	417,242
350	NTT DoCoMo, Inc.	525,346
2,500	TDK Corp.	146,800
		2,656,613

	Jersey – 0.2%
3,968	Shire PLC	81,525

	Luxembourg – 0.7%
12,800	Acergy SA	195,544
5,361	Tenaris SA, ADR	199,000
		394,544

	Mexico – 3.9%
2,637	America Movil SAB de CV – Series L, ADR	124,836
1,553	Coca-Cola Femsa SAB de CV, ADR	103,306
33,803	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	452,960
14,274	Grupo Aeroportuario del Pacifico SAB de CV, ADR	485,316
18,024	Grupo Aeroportuario del Sureste SAB de CV, ADR	922,288
3,292	Telefonos de Mexico SAB de CV, ADR	46,253
		2,134,959

	Netherlands – 2.6%
21,200	Koninklijke Ahold NV	268,617
11,222	Koninklijke DSM NV	449,749
18,235	Koninklijke KPN NV	239,144
55,846	STMicroelectronics NV	440,746
		1,398,256

	Norway – 0.3%
6,050	Yara International ASA	180,547

	Philippines – 0.9%
9,808	Philippine Long Distance Telephone Co., ADR	505,210

	Portugal – 0.7%
35,569	Portugal Telecom SGPS SA	364,493

	Singapore – 2.1%
66,000	DBS Group Holdings Ltd.	648,193
40,000	United Overseas Bank Ltd.	517,711
		1,165,904

	Spain – 1.6%
33,077	Banco Santander SA	342,627
13,777	Repsol YPF SA	285,417
13,736	Telefonica SA	265,935
		893,979

	Sweden – 2.7%
23,876	Atlas Copco AB – Class A	339,329
39,842	Sandvik AB	468,989
15,528	SKF AB – Class A	271,751
36,686	Volvo AB – Class B	382,272
		1,462,341

	Switzerland – 2.1%
5,957	Nestle SA	270,200
8,373	Novartis AG	380,509
1,586	Roche Holding AG	232,395
1,144	Syngenta AG	253,915
		1,137,019

	Taiwan – 1.2%
34,117	Chunghwa Telecom Co. Ltd., ADR	650,270

	Turkey – 0.9%
37,364	Turkcell Iletisim Hizmet AS, ADR	503,667

	United Kingdom – 16.5%
56,941	ARM Holdings PLC	202,692
24,353	Associated British Foods PLC	336,967
7,792	AstraZeneca PLC	326,885
10,786	BG Group PLC	165,462
15,569	BHP Billiton PLC	430,625
56,699	BP PLC	405,628
56,048	Bunzl PLC	580,630
69,325	Centrica PLC	275,442
17,074	GlaxoSmithKline PLC	285,622
17,335	Imperial Tobacco Group PLC	451,148
35,909	Intercontinental Hotels Group PLC	567,994
136,934	International Power PLC	574,753
122,688	Kingfisher PLC	396,818

See notes to financial statements.

46 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF (continued)

Number
of Shares	Description	Value

	United Kingdom (continued)
213,114	Ladbrokes PLC	$435,697
37,525	National Grid PLC	270,898
60,976	Prudential PLC	477,398
137,031	Rexam PLC	622,909
4,543	Rio Tinto PLC	209,469
12,243	Royal Dutch Shell PLC – Class A	322,255
22,179	Smith & Nephew PLC	200,903
55,862	Tate & Lyle PLC	339,387
74,995	Tesco PLC	446,304
48,016	United Utilities Group PLC	374,542
168,805	Vodafone Group PLC	337,178
		9,037,606

	United States – 0.2%
8,328	News Corp. – Class B	130,180

	Total Common Stock – 80.6% (Cost $47,165,871)	44,139,557

	Closed End Funds – 9.7%

	United States – 9.7%
28,600	AllianceBernstein Global High Income Fund, Inc.	366,938
70,600	Alpine Global Premier Properties Fund	399,596
26,443	Clough Global Opportunities Fund	305,152
22,959	Eaton Vance Tax-Advantaged Dividend Income Fund	328,543
27,094	Evergreen Multi-Sector Income Fund	385,819
24,140	First Trust Aberdeen Global Opportunity Income Fund	378,032
54,968	ING Clarion Global Real Estate Income Fund	362,239
51,237	MFS Multimarket Income Trust	326,892
21,546	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	320,604
39,563	Nuveen Multi-Strategy Income and Growth Fund 2	310,570
59,387	Nuveen Quality Preferred Income Fund	391,360
56,278	Nuveen Quality Preferred Income Fund II	400,699
19,932	Western Asset Emerging Markets Debt Fund, Inc.	338,844
28,496	Western Asset Emerging Markets Income Fund, Inc.	344,232
33,881	Western Asset Global High Income Fund, Inc.	363,543

	Total Closed End Funds (Cost $5,466,829)	5,323,063

	Income Trusts – 8.3%

	Canada – 8.3%
37,550	Baytex Energy Trust	1,164,064
53,494	Enerplus Resources Fund	1,179,008
114,615	Pengrowth Energy Trust	1,092,090
58,514	Penn West Energy Trust	1,123,469

	Total Income Trusts (Cost $4,749,398)	4,558,631

	Preferred Stocks – 0.5%

	Chile – 0.5%
14,519	Embotelladora Andina SA, ADR
	(Cost $237,382)	244,500

	Rights – 0.1%

	France – 0.0%*
3,032	Air Liquide SA (a)	19,816

	United Kingdom – 0.1%
15,010	National Grid PLC	29,786

	Total Rights (Cost $0)	49,602

	Total Investments – 99.2% (Cost $57,619,480)	54,315,353
	Other Assets in excess of Liabilities – 0.8%	420,581
	Net Assets – 100.0%	$54,735,934
*Less than 0.1%
A/S – Limited Liability Stock Company
AB – Stock Company
ADR – American Depositary Receipt
AG – Stock Corporation
ASA – Stock Company
KGaA – Limited Partnership
NV – Publicly-Traded Company
OYJ – Publicly-Traded Company
PLC – Public Limited Company
SA – Corporation
SAB de CV – Variable Capital Company
SE – Stock Corporation
SpA – Limited Share Company
(a)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $19,816 which represents less than 0.1% of net assets.

See notes to financial statements.

Annual Report | May 31, 2010 | 47

Claymore Exchange-Traded Fund Trust 2

Statement of Assets and Liabilities | May 31, 2010

			Claymore/
		Claymore/	Beacon Global
	Claymore/	AlphaShares	Exchanges,
	AlphaShares	China	Brokers &
	China	Small Cap	Asset
	Real Estate	Index	Managers
	ETF	ETF	Index ETF
	(TAO)	(HAO)	(EXB)

Assets
Investments in securities, at value	$45,155,745	$289,561,983	$2,892,555
Foreign currency, at value	–	327,274	4,368
Cash	28,286	–	12,833
Receivables:
Investments sold	–	–	6,772
Dividends	409,767	2,722,139	4,331
Tax reclaims	–	–	2,153
Due from Adviser	3,955	–	46,656
Other assets	2,490	9,059	1,220
Total assets	45,600,243	292,620,455	2,970,888

Liabilities
Custodian bank	27	942,069	–
Payables:
Investments purchased	16,334	25,477	4,751
Administration fee payable	1,164	6,532	–
Accrued advisory fees	–	63,968	–
Accrued expenses	98,947	298,534	65,668
Total liabilities	116,472	1,336,580	70,419
Net Assets	$45,483,771	$291,283,875	$2,900,469

Composition of Net Assets
Paid-in capital	$66,492,203	$320,822,386	$11,530,895
Accumulated undistributed net investment income (loss)	(895,320)	2,626,163	4,159
Accumulated net realized gain (loss) on investments and currency transactions	(14,560,348)	(9,772,341)	(6,731,477)
Net unrealized appreciation (depreciation) on investments and currency translation	(5,552,764)	(22,392,333)	(1,903,108)
Net Assets	$45,483,771	$291,283,875	$2,900,469
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,840,000	11,920,000	240,000
Net asset value	$16.02	$24.44	$12.09

Investments in securities, at cost	$50,707,960	$311,951,593	$4,795,476
Foreign currency, at cost	$–	$326,947	$4,368

See notes to financial statements.

48 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Statement of Assets and Liabilities continued

		Claymore/	Claymore/		Claymore/
Claymore/	Claymore/	Robb	SWM		Zacks
Beacon	BNY	Report	Canadian	Claymore/	International
Global	Mellon	Global	Energy	Zacks	Multi-Asset
Timber	Frontier	Luxury	Income	Country	Income
Index	Markets	Index	Index	Rotation	Index
Index ETF	ETF	ETF	ETF	ETF	ETF
(CUT)	(FRN)	(ROB)	(ENY)	(CRO)	(HGI)

$112,369,333	$31,564,845	$15,264,711	$74,534,731	$2,866,078	$54,315,353
4	–	19,180	112,515	2,141	32,567
9,000	40,582	–	–	–	92,799

–	162,600	1,391,452	268	–	–
331,725	124,724	19,738	250,005	13,128	288,839
13,601	–	12,680	–	7,347	33,920
–	66,273	62,439	–	46,243	58,409
3,543	1,860	1,415	2,977	1,297	2,492
112,727,206	31,960,884	16,771,615	74,900,496	2,936,234	54,824,379

–	–	29,065	109,770	1,275	–

7,231	–	1,424,653	23,606	–	–
2,883	–	–	1,819	–	–
30,138	–	–	26,233	–	–
145,490	72,697	74,701	90,068	69,986	88,445
185,742	72,697	1,528,419	251,496	71,261	88,445
$112,541,464	$31,888,187	$15,243,196	$74,649,000	$2,864,973	$54,735,934

$137,986,541	$35,190,523	$18,786,040	$81,989,314	$7,301,928	$65,570,641
705,154	453,043	66,009	(189,452)	31,496	(12,537)
(22,138,273)	(4,266,800)	(1,700,291)	(17,790,079)	(4,142,665)	(7,512,110)
(4,011,958)	511,421	(1,908,562)	10,639,217	(325,786)	(3,310,060)
$112,541,464	$31,888,187	$15,243,196	$74,649,000	$2,864,973	$54,735,934
6,360,000	1,760,000	880,000	4,520,000	200,000	3,400,000
$17.70	$18.12	$17.32	$16.52	$14.32	$16.10

$116,382,258	$31,053,424	$17,172,607	$63,896,312	$3,190,789	$57,619,480
$4	$–	$19,006	$112,515	$2,141	$32,511

See notes to financial statements.

Annual Report | May 31, 2010 | 49

Claymore Exchange-Traded Fund Trust 2

Statement of Operations | For the year ended May 31, 2010

			Claymore/
		Claymore/	Beacon Global
	Claymore/	AlphaShares	Exchanges,
	AlphaShares	China	Brokers &
	China	Small Cap	Asset
	Real Estate	Index	Managers
	ETF	ETF	Index ETF
	(TAO)	(HAO)	(EXB)

Investment Income
Dividend income	$1,634,525	$5,217,258	$72,708
Return of capital distributions received	–	(619,092)	(2,633)
Foreign taxes withheld	(4,451)	(134,897)	(2,522)
Net dividend income	1,630,074	4,463,269	67,553
Total income	1,630,074	4,463,269	67,553

Expenses
Advisory fee	348,583	1,401,198	15,872
Administration fee	19,172	64,415	873
Custodian fee	95,491	318,321	63,459
Licensing	79,754	366,417	3,174
Listing fee and expenses	5,000	5,000	5,000
Offering costs	–	–	–
Printing expenses	28,239	67,838	7,337
Professional fees	40,855	62,605	27,160
Registration & filings	1,668	18,648	–
Trustees’ fees and expenses	4,241	7,087	3,162
Miscellaneous	18,626	20,756	17,059
Total expenses	641,629	2,332,285	143,096
Advisory fees waived	(153,613)	(421,560)	(15,872)
Other expenses waived or reimbursed	–	–	(105,004)
Net expenses	488,016	1,910,725	22,220
Net Investment Income (Loss)	1,142,058	2,552,544	45,333

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(3,806,086)	(1,251,429)	(642,225)
In-kind transactions	8,722,448	45,269,713	–
Foreign currency transactions	(1,157)	(15,395)	(535)
Net realized gain (loss)	4,915,205	44,002,889	(642,760)
Net change in unrealized appreciation (depreciation) on
Investments	(8,493,477)	(37,308,369)	592,941
Foreign currency translation	(523)	(2,725)	(249)
Net unrealized appreciation (depreciation)	(8,494,000)	(37,311,094)	592,692
Net realized and unrealized gain (loss)	(3,578,795)	6,691,795	(50,068)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,436,737)	$9,244,339	$(4,735)

See notes to financial statements.

50 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Statement of Operations continued

		Claymore/	Claymore/		Claymore/
Claymore/	Claymore/	Robb	SWM		Zacks
Beacon	BNY	Report	Canadian	Claymore/	International
Global	Mellon	Global	Energy	Zacks	Multi-Asset
Timber	Frontier	Luxury	Income	Country	Income
Index	Markets	Index	Index	Rotation	Index
Index ETF	ETF	ETF	ETF	ETF	ETF
(CUT)	(FRN)	(ROB)	(ENY)	(CRO)	(HGI)

$2,391,033	$1,116,981	$174,988	$2,690,746	$192,226	$2,116,069
(270,303)	–	–	–	(1,507)	(90,751)
(133,082)	(164,210)	(24,674)	(403,574)	(14,609)	(167,668)
1,987,648	952,771	150,314	2,287,172	176,110	1,857,650
1,987,648	952,771	150,314	2,287,172	176,110	1,857,650

460,132	125,839	40,272	318,784	30,646	197,178
25,307	6,921	2,215	17,533	1,685	10,845
78,298	50,226	49,490	65,817	98,841	87,707
113,283	26,066	99,999	66,973	6,129	40,433
5,000	5,000	5,000	5,000	5,000	5,000
–	1,180	–	–	–	–
34,161	12,145	10,016	30,247	10,929	10,615
46,397	31,182	28,453	36,035	27,882	33,341
6,195	999	658	2,410	–	2,382
4,698	3,355	3,290	4,315	3,292	3,595
19,122	15,543	15,161	18,804	17,057	17,661
792,593	278,456	254,554	565,918	201,461	408,757
(148,408)	(101,101)	(40,272)	(119,621)	(30,646)	(133,566)
–	–	(153,874)	–	(127,911)	–
644,185	177,355	60,408	446,297	42,904	275,191
1,343,463	775,416	89,906	1,840,875	133,206	1,582,459

(14,147,812)	(1,153,784)	(514,546)	(11,939,903)	(944,688)	(551,710)
15,758,601	–	–	2,332,375	413,480	7,066,222
(146,394)	–	(2,127)	(10,464)	(14,401)	(19,471)
1,464,395	(1,153,784)	(516,673)	(9,617,992)	(545,609)	6,495,041

6,849,809	4,581,281	1,259,574	18,002,278	932,171	(5,699,107)
(1,047)	–	(277)	(2,596)	(1,893)	(7,981)
6,848,762	4,581,281	1,259,297	17,999,682	930,278	(5,707,088)
8,313,157	3,427,497	742,624	8,381,690	384,669	787,953
$9,656,620	$4,202,913	$832,530	$10,222,565	$517,875	$2,370,412

See notes to financial statements.

Annual Report | May 31, 2010 | 51

Claymore Exchange-Traded Fund Trust 2
Statement of Changes in Net Assets |

	Claymore/AlphaShares		Claymore/AlphaShares
	China Real Estate ETF (TAO)		China Small Cap Index ETF (HAO)
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

Increase in Net Assets Resulting from Operations
Net investment income (loss)	$1,142,058	$623,975	$2,552,544	$391,914
Net realized gain (loss)	4,915,205	(12,007,867)	44,002,889	(10,950,214)
Net unrealized appreciation (depreciation)	(8,494,000)	8,999,398	(37,311,094)	15,350,509
Net increase (decrease) in net assets resulting from operations	(2,436,737)	(2,384,494)	9,244,339	4,792,209

Distribution to Shareholders from
Net investment income	(2,895,600)	(566,840)	(384,000)	(144,400)
Return of capital	–	–	–	–
Total distributions	(2,895,600)	(566,840)	(384,000)	(144,400)

Capital Share Transactions
Proceeds from sale of shares	49,846,849	18,267,027	417,606,919	60,889,897
Cost of shares redeemed	(38,832,565)	(4,462,904)	(198,121,747)	(14,139,144)
Net increase (decrease) from capital share transactions	11,014,284	13,804,123	219,485,172	46,750,753
Total increase (decrease) in net assets	5,681,947	10,852,789	228,345,511	51,398,562

Net Assets
Beginning of period	39,801,824	28,949,035	62,938,364	11,539,802
End of period	$45,483,771	$39,801,824	$291,283,875	$62,938,364
Accumulated undistributed net investment income (loss) at end of period	$(895,320)	$320,104	$2,626,163	$371,936

Changes in Shares Outstanding
Shares sold	2,800,000	1,360,000	16,720,000	3,680,000
Shares redeemed	(2,320,000)	(400,000)	(7,840,000)	(1,120,000)
Shares outstanding, beginning of period	2,360,000	1,400,000	3,040,000	480,000
Shares outstanding, end of period	2,840,000	2,360,000	11,920,000	3,040,000
1 Commencement of investment operations - June 12, 2008

See notes to financial statements.

52 | Annual Report |  May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Statement of Changes in Net Assets continued

Claymore/Beacon Global Exchanges,		Claymore/Beacon Global		Claymore/BNY Mellon
Brokers & Asset Managers Index ETF (EXB)		Timber Index ETF (CUT)		Frontier Markets ETF (FRN)
For the Year	For the Year	For the Year	For the Year	For the Year	For the Period
Ended	Ended	Ended	Ended	Ended	Ended
May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 20091

$45,333	$180,701	$1,343,463	$1,185,510	$775,416	$315,512
(642,760)	(9,738,981)	1,464,395	(9,967,554)	(1,153,784)	(3,113,016)
592,692	1,912,486	6,848,762	(9,992,215)	4,581,281	(4,069,860)
(4,735)	(7,645,794)	9,656,620	(18,774,259)	4,202,913	(6,867,364)

(84,000)	(320,160)	(264,600)	(995,520)	(582,160)	(85,440)
–	–	–	–	–	–
(84,000)	(320,160)	(264,600)	(995,520)	(582,160)	(85,440)

–	–	109,556,989	14,397,765	13,201,433	22,018,805
–	(6,389,593)	(52,322,621)	(5,989,634)	–	–
–	(6,389,593)	57,234,368	8,408,131	13,201,433	22,018,805
(88,735)	(14,355,547)	66,626,388	(11,361,648)	16,822,186	15,066,001

2,989,204	17,344,751	45,915,076	57,276,724	15,066,001	–
$2,900,469	$2,989,204	$112,541,464	$45,915,076	$31,888,187	$15,066,001
$4,159	$33,800	$705,154	$221,740	$453,043	$259,787

–	–	6,160,000	1,040,000	720,000	1,040,000
–	(560,000)	(2,960,000)	(480,000)	–	–
240,000	800,000	3,160,000	2,600,000	1,040,000	–
240,000	240,000	6,360,000	3,160,000	1,760,000	1,040,000

See notes to financial statements.
Annual Report | May 31, 2010 | 53

Claymore Exchange-Traded Fund Trust 2 | Statement of Changes in Net Assets continued

	Claymore/Robb Report
	Global Luxury Index ETF (ROB)
	For the Year	For the Year
	Ended	Ended
	May 31, 2010	May 31, 2009

Increase in Net Assets Resulting from Operations
Net investment income (loss)	$89,906	$67,586
Net realized gain (loss)	(516,673)	(1,300,083)
Net unrealized appreciation (depreciation)	1,259,297	(2,442,787)
Net increase (decrease) in net assets resulting from operations	832,530	(3,675,284)

Distribution to Shareholders from
Net investment income	(55,200)	(92,160)
Return of capital	–	–
Total distributions	(55,200)	(92,160)

Capital Share Transactions
Proceeds from sale of shares	10,276,562	–
Cost of shares redeemed	–	(923,218)
Net increase (decrease) from capital share transactions	10,276,562	(923,218)
Total increase (decrease) in net assets	11,053,892	(4,690,662)

Net Assets
Beginning of period	4,189,304	8,879,966
End of period	$15,243,196	$4,189,304
Accumulated undistributed net investment income (loss) at end of period	$66,009	$33,430

Changes in Shares Outstanding
Shares sold	560,000	–
Shares redeemed	–	(80,000)
Shares outstanding, beginning of period	320,000	400,000
Shares outstanding, end of period	880,000	320,000

See notes to financial statements.

54 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Statement of Changes in Net Assets continued

Claymore/SWM Canadian		Claymore/Zacks		Claymore/Zacks International
Energy Income Index ETF (ENY)		Country Rotation ETF (CRO)		Multi-Asset Income Index ETF (HGI)
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

$1,840,875	$1,825,359	$133,206	$189,051	$1,582,459	$576,806
(9,617,992)	(5,516,116)	(545,609)	(3,218,658)	6,495,041	(6,288,439)
17,999,682	(13,091,889)	930,278	(845,691)	(5,707,088)	2,505,286
10,222,565	(16,782,646)	517,875	(3,875,298)	2,370,412	(3,206,347)

(2,279,600)	(1,686,160)	(153,600)	(240,000)	(1,403,200)	(633,473)
–	–	–	–	–	(65,127)
(2,279,600)	(1,686,160)	(153,600)	(240,000)	(1,403,200)	(698,600)

34,917,516	30,113,303	3,438,725	–	63,084,752	8,981,783
(6,002,230)	(7,956,217)	(6,586,529)	–	(23,627,204)	–
28,915,286	22,157,086	(3,147,804)	–	39,457,548	8,981,783
36,858,251	3,688,280	(2,783,529)	(4,115,298)	40,424,760	5,076,836

37,790,749	34,102,469	5,648,502	9,763,800	14,311,174	9,234,338
$74,649,000	$37,790,749	$2,864,973	$5,648,502	$54,735,934	$14,311,174
$(189,452)	$486,023	$31,496	$59,645	$(12,537)	$(21,447)

2,240,000	1,920,000	200,000	–	3,800,000	600,000
(400,000)	(320,000)	(400,000)	–	(1,400,000)	–
2,680,000	1,080,000	400,000	400,000	1,000,000	400,000
4,520,000	2,680,000	200,000	400,000	3,400,000	1,000,000

See notes to financial statements.

Annual Report | May 31, 2010 | 55

Claymore Exchange-Traded Fund Trust 2

Financial Highlights |

TAO | Claymore/AlphaShares China Real Estate ETF

			For the Period
	For the Year	For the Year	December 18, 2007**
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$16.87	$20.68	$23.50

Income from investment operations
Net investment income (a)	0.29	0.39	0.17
Net realized and unrealized loss	(0.57)	(3.82)	(2.99)
Total from investment operations	(0.28)	(3.43)	(2.82)

Distributions to Shareholders from
Net investment income	(0.57)	(0.38)	–
Net asset value, end of period	$16.02	$16.87	$20.68
Market value, end of period	$15.89	$17.27	$20.91
Total return*(b)
Net asset value	-2.10%	-15.44%	-12.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70%	0.78%	0.95	%(c)
Ratio of net investment income to average net assets*	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	15%	47%	1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.92%	1.74%	1.50	%(c)
Ratio of net investment income to average net assets	1.42%	2.04%	1.09	%(c)

**   Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

56 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

			For the Periiod
	For the	For the	January 30, 2008**
Per share operating performance	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$20.70	$24.04	$24.34

Income from investment operations
Net investment income (loss) (a)	0.25	0.27	0.27
Net realized and unrealized gain (loss)	3.52	(3.51)	(0.57)
Total from investment operations	3.77	(3.24)	(0.30)

Distributions to shareholders from
Net investment income	(0.03)	(0.10)	–
Net asset value, end of period	$24.44	$20.70	$24.04
Market value, end of period	$24.30	$21.22	$24.39
Total return *(b)
Net asset value	18.20%	-13.27%	-1.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75%	0.88%	1.00	%(c)
Ratio of net investment income (loss) to average net assets*	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	46%	65%	1%

* If certain expenses had not been waived or reimbursed by the Adviser total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.91%	1.64%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	0.84%	1.10%	1.28	%(c)
**   Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2010 | 57

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

EXB | Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF

			For the Period
	For the	For the	June 27, 2007**
Per share operating performance	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$12.46	$21.68	$24.56

Income from investment operations
Net investment income (loss) (a)	0.19	0.32	0.20
Net realized and unrealized gain (loss)	(0.21)	(8.87)	(3.06)
Total from investment operations	(0.02)	(8.55)	(2.86)

Distributions to Shareholders from
Net investment income	(0.35)	(0.67)	(0.02)
Net asset value, end of period	$12.09	$12.46	$21.68
Market value, end of period	$12.18	$12.28	$21.75
Total return*(b)
Net asset value	-0.42%	-38.56%	-11.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,900	$2,989	$17,345
Ratio of net expenses to average net assets*	0.70%	0.70%	0.87	%(c)
Ratio of net investment income to average net assets*	1.43%	2.32%	0.90	%(c)
Portfolio turnover rate (d)	31%	66%	83%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	4.51%	2.55%	1.43	%(c)
Ratio of net investment income (loss) to average net assets	-2.38%	0.47%	0.34	%(c)

**   Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

58 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

CUT | Claymore/Beacon Global Timber Index ETF

			For the Period
	For the Year	For the Year	November 9, 2007**
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$14.53	$22.03	$24.91

Income from investment operations
Net investment income (loss) (a)	0.25	0.47	0.33
Net realized and unrealized gain (loss)	2.97	(7.56)	(3.13)
Total from investment operations	3.22	(7.09)	(2.80)
Distributions to Shareholders from
Net investment income	(0.05)	(0.41)	(0.08)
Net asset value, end of period	$17.70	$14.53	$22.03
Market value, end of period	$17.65	$14.69	$22.25
Total return* (b)
Net asset value	22.15%	-31.77%	-11.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70%	0.71%	0.95	%(c)
Ratio of net investment income to average net assets*	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate (d)	39%	58%	23%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.86%	1.08%	1.43	%(c)
Ratio of net investment income (loss) to average net assets	1.30%	2.99%	2.24	%(c)

**   Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2010 | 59

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

FRN | Claymore/BNY Mellon Frontier Markets ETF

		For the period
	For the	June 12, 2008**
Per share operating performance	Year Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$14.49	$24.34

Income from investment operations
Net investment income (loss) (a)	0.55	0.36
Net realized and unrealized gain (loss)	3.46	(10.12)
Total from investment operations	4.01	(9.76)

Distributions to Shareholders from
Net investment income	(0.38)	(0.09)
Net asset value, end of period	$18.12	$14.49
Market value, end of period	$18.67	$14.48
Total return*(b)
Net asset value	27.69%	-40.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	3.09%	2.65	%(c)
Portfolio turnover rate (d)	25%	29%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.11%	2.22	%(c)
Ratio of net investment income (loss) to average net assets	2.68%	1.38	%(c)

**   Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

60 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

ROB | Claymore/Robb Report Global Luxury Index ETF

			For the Period
	For the Year	For the Year	July 30, 2007**
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$13.09	$22.20	$23.80

Income from investment operations
Net investment income (loss) (a)	0.19	0.19	0.14
Net realized and unrealized gain (loss)	4.18	(9.01)	(1.70)
Total from investment operations	4.37	(8.82)	(1.56)

Distributions to Shareholders from
Net investment income	(0.14)	(0.29)	(0.04)
Net asset value, end of period	$17.32	$13.09	$22.20
Market value, end of period	$17.18	$12.96	$22.28
Total return* (b)
Net asset value	33.37%	-39.58%	-6.57%

Ratios and supplemental data
Net assets, end of period (thousands)	$15,243	$4,189	$8,880
Ratio of net expenses to average net assets*	0.75%	0.75%	1.21	%(c)
Ratio of net investment income to average net assets*	1.12%	1.32%	0.73	%(c)
Portfolio turnover rate (d)	16%	14%	26%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	3.16%	4.75%	3.81	%(c)
Ratio of net investment income (loss) to average net assets	-1.29%	-2.68%	-1.87	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2010 | 61

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

			For the Period
	For the	For the	July 3, 2007**
Per share operating performance	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$14.10	$31.58	$25.05

Income from investment operations
Net investment income (loss) (a)	0.47	1.08	0.85
Net realized and unrealized gain (loss)	2.55	(17.49)	6.41
Total from investment operations	3.02	(16.41)	7.26

Distributions to shareholders from
Net investment income	(0.60)	(1.07)	(0.73)
Net asset value, end of period	$16.52	$14.10	$31.58
Market value, end of period	$16.50	$14.38	$31.71
Total return *(b)
Net asset value	21.75%	-51.89%	29.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70%	0.71%	0.83	%(c)
Ratio of net investment income (loss) to average net assets*	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	58%	68%	31%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.89%	1.23%	1.24	%(c)
Ratio of net investment income (loss) to average net assets	2.70%	6.51%	3.16	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

62 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

CRO | Claymore/Zacks Country Rotation ETF

			For the Period
	For the Year	For the Year	July 11, 2007**
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$14.12	$24.41	$25.08

Income from investment operations
Net investment income (loss) (a)	0.35	0.47	0.59
Net realized and unrealized gain (loss)	0.23	(10.16)	(1.08)
Total from investment operations	0.58	(9.69)	(0.49)

Distributions to Shareholders from
Net investment income	(0.38)	(0.60)	(0.18)
Net asset value, end of period	$14.32	$14.12	$24.41
Market value, end of period	$14.42	$14.20	$24.60
Total return*(b)
Net asset value	3.77%	-39.47%	-2.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,865	$5,649	$9,764
Ratio of net expenses to average net assets*	0.70%	0.70%	1.24	%(c)
Ratio of net investment income to average net assets*	2.17%	3.07%	2.53	%(c)
Portfolio turnover rate (d)	63%	170%	51%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	3.29%	3.06%	2.98	%(c)
Ratio of net investment income (loss) to average net assets	-0.42%	0.71%	0.79	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2010 | 63

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

HGI | Claymore/Zacks International Multi-Asset Income Index ETF

			For the Period
	For the Year	For the Year	July 11, 2007**
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$14.31	$23.09	$24.98

Income from investment operations
Net investment income (a)	0.68	0.78	0.88
Net realized and unrealized gain (loss)	1.74	(8.61)	(2.15)
Total from investment operations	2.42	(7.83)	(1.27)

Distributions to Shareholders from
Net investment income	(0.63)	(0.86)	(0.62)
Return of capital	–	(0.09)	–
Total distribution to shareholders	(0.63)	(0.95)	(0.62)
Net asset value, end of period	$16.10	$14.31	$23.09
Market value, end of period	$16.09	$14.44	$24.00
Total return*(b)
Net asset value	16.81%	-33.80%	-5.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*(e)	0.70%	0.70%	1.10	%(c)
Ratio of net investment income (loss) to average net assets*	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate(d)	42%	114%	114%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets(e)	1.04%	1.98%	2.61	%(c)
Ratio of net investment income (loss) to average net assets	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

See notes to financial statements.

64 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2

Notes to Financial Statements | May 31, 2010

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 15 portfolios. The following 9 portfolios have an annual reporting period-end on May 31, 2010:

Claymore/AlphaShares China Real Estate ETF	“AlphaShares China Real Estate”
Claymore/AlphaShares China Small Cap Index ETF	“AlphaShares China Small Cap”
Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF	“Beacon Global Exchanges, Brokers & Asset Managers”
Claymore/Beacon Global Timber Index ETF	“Beacon Global Timber”
Claymore/BNY Mellon Frontier Markets ETF	“BNY Mellon Frontier Markets”
Claymore/Robb Report Global Luxury Index ETF	“Robb Report Global Luxury”
Claymore/SWM Canadian Energy Income Index ETF	“SWM Canadian Energy Income”
Claymore/Zacks Country Rotation ETF	“Zacks Country Rotation”
Claymore/Zacks International Multi-Asset Income Index ETF	“Zacks International Multi-Asset Income”

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
AlphaShares China Real Estate	AlphaShares China Real Estate Index
AlphaShares China Small Cap	AlphaShares China Small Cap Index
Beacon Global Exchanges, Brokers & Asset Managers	Beacon Global Exchanges, Brokers & Asset Managers Index
Beacon Global Timber	Beacon Global Timber Index
BNY Mellon Frontier Markets	BNY Mellon New Frontier DR Index
Robb Report Global Luxury	Robb Report Global Luxury Index
SWM Canadian Energy Income	Sustainable Canadian Energy Income Index
Zacks Country Rotation	Zacks Country Rotation Index
Zacks International Multi-Asset Income	Zacks International Multi-Asset Income Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (“ASC”) as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission (“SEC”) accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect on the Fund’s financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC820”) (formerly known as the Statement of Financial Accounting Standard No. 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices).

Annual Report | May 31, 2010 | 65

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2010:

AlphaShares China Real Estate

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Financials	$44,838	$61	$–	$44,899
Industrials	257	–	–	257
Warrants	–	–	–	–
Total	$45,095	$61	$–	$45,156

AlphaShares China Small Cap

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Consumer Discretionary	$39,740	$–	$–	$39,740
Consumer Staples	20,223	–	–	22,223
Energy	478	–	–	478
Financials	34,723	–	–	34,723
Health Care	15,611	–	–	15,611
Industrials	86,117	–	–	86,117
Information Technology	33,772	525	–	34,297
Materials	41,797	–	–	41,797
Telecommunication Services	2,490	–	–	2,490
Utilities	14,086	–	–	14,086
Total	$289,037	$525	$–	$289,562

Beacon Global Exchanges, Brokers & Asset Managers

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Financials	$2,853	$2	$–	$2,855
Master Limited Partnerships	38	–	–	38
Total	$2,891	$2	$–	$2,893

BNY Mellon Frontier Markets

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Consumer Staples	$1,105	$–	$–	$1,105
Energy	3,867	188	–	4,055
Financials	6,918	4,951	–	11,869
Industrials	2,240	–	–	2,240
Materials	2,893	–	–	2,893
Telecommunication Services	1,643	1,705	–	3,348
Utilities	4,112	–	–	4,112
Preferred Stocks	1,728	–	–	1,728
Exchange Traded Funds	215	–	–	215
Total	$24,721	$6,844	$–	$31,565

Zacks Country Rotation

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$2,820	$–	$–	$2,820
Exchange-Traded Funds	45	–	–	45
Rights	–	1	–	1
Warrants	–	–	–	–
Total	$2,865	$1	$–	$2,866

Zacks International Multi-Asset Income

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$44,139	$–	$–	$44,139
Preferred Stocks	244	–	–	244
Income Trusts	4,559	–	–	4,559
Closed End Funds	5,323	–	–	5,323
Rights	30	20	–	50
Total	$54,295	$20	$–	$54,315

All securities held by Beacon Global Timber, Robb Report Global Luxury and SWM Canadian Energy Income were valued using quoted prices in active markets (Level 1).

Level 3	Beginning	Total	Change in	Net	Net	Ending
Holdings	Balance	Realized	Unrealized	Purchases	Transfers	Balance
(Value in $000’s)	At 5/31/09	Gain/Loss	Gain/Loss	and Sales	In/Out	At 5/31/10
AlphaShares China Small Cap	$ –*	$(254)	$254	$ –	$ –	$ –
*At 5/31/09, this security was fair valued. During the year the company was deemed insolvent and the security was delisted. The Fund wrote-off its investment in this security.

66 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for SWM Canadian Energy Income and Zacks International Multi-Asset Income which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower.

Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. The Funds did not participate in securities lending during the fiscal year ended May 31, 2010.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the “Adviser”),the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
AlphaShares China Real Estate	0.50%
AlphaShares China Small Cap	0.55%
Beacon Global Exchanges, Brokers & Asset Managers	0.50%
Beacon Global Timber	0.50%
BNY Mellon Frontier Markets	0.50%
Robb Report Global Luxury	0.50%
SWM Canadian Energy Income	0.50%
Zacks Country Rotation	0.50%
Zacks International Multi-Asset Income	0.50%

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of each Fund’s Adviser, announced the completion of a previously announced merger. The transaction closed on October 14, 2009 (the “Effective Date”), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. the surviving entity. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the “Interim Advisory Agreement”).

With respect to Robb Report Global Luxury, the term of the Interim Advisory Agreement was extended until the earlier of (a) April 27, 2010 or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement continued in effect through April 27, 2010 without change, except that the Adviser did not receive any compensation or reimbursement of its costs for services provided to the Fund under the Interim Advisory Agreement during this extension period.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between each Fund and the Adviser (the “New Advisory Agreement”) and recommended that each New Advisory Agreement be submitted to the shareholders of each Fund for their approval. Each New Advisory Agreement will have an initial term of one year. On January 12, 2010, shareholders of the Beacon Global Timber and Zacks Country Rotation approved the New Advisory Agreement on behalf of the Fund. On February 2, 2010, shareholders of AlphaShares China Real Estate, BNY Mellon Frontier Markets, and Zacks International Multi-Asset Income approved the New Advisory Agreement on behalf of such Fund. On February 18, 2010, shareholders of the SWM Canadian Energy Income and Beacon Global Exchanges, Broker & Asset Managers approved the New Advisory Agreement on behalf of such Fund. On March 2, 2010,

Annual Report | May 31, 2010 | 67

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

shareholders of AlphaShares China Small Cap approved the New Advisory Agreement on behalf of the Fund. On April 14, 2010, shareholders of Robb Report Global Luxury approved the New Advisory Agreement on behalf of the Fund. Thereafter, each New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of each New Advisory Agreement and those of each Advisory Agreement.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2010, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration	Fund Administration
	Expense	Expense Waived
AlphaShares China Real Estate	$19,172	$–
AlphaShares China Small Cap	64,415	–
Beacon Global Exchanges, Brokers & Asset Managers	873	873
Beacon Global Timber	25,307	–
BNY Mellon Frontier Markets	6,921	–
Robb Report Global Luxury	2,215	2,215
SWM Canadian Energy Income	17,533	–
Zacks Country Rotation	1,685	1,685
Zacks International Multi-Asset Income	10,845	–

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2012:

Fund	Rate
AlphaShares China Real Estate	0.65%
AlphaShares China Small Cap	0.70%
Beacon Global Exchanges, Brokers & Asset Managers	0.65%
Beacon Global Timber	0.65%
BNY Mellon Frontier Markets	0.65%
Robb Report Global Luxury	0.70%
SWM Canadian Energy Income	0.65%
Zacks Country Rotation	0.65%
Zacks International Multi-Asset Income	0.65%

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the year ended May 31, 2010, the Adviser waived fees and assumed the following fees and expenses:

			Potentially Recoverable
			Expenses Expiring May 31,
	Advisory
	Fees	Expenses
	Waived	Assumed	2011	2012	2013	Total
AlphaShares China Real Estate	$153,613	$–	$70,959	$198,366	$153,613	$422,938
AlphaShares China Small Cap	421,560	–	60,641	160,181	421,560	642,382
Beacon Global Exchanges, Brokers & Asset Managers	15,872	105,004	121,096	143,860	120,876	385,832
Beacon Global Timber	148,408	–	89,294	129,172	148,408	366,874
BNY Mellon Frontier Markets	101,101	–	–	150,912	101,101	252,013
Robb Report Global Luxury	40,272	153,874	175,921	204,569	194,146	574,636
SWM Canadian Energy Income	119,621	–	105,078	135,980	119,621	360,679
Zacks Country Rotation	30,646	127,911	107,912	145,273	158,557	411,742
Zacks International Multi-Asset Income	133,566	–	124,233	132,947	133,566	390,746

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

68 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
AlphaShares China Real Estate	AlphaShares LLC
AlphaShares China Small Cap	AlphaShares LLC
Beacon Global Exchanges, Brokers & Asset Managers	Beacon Indexes LLC
Beacon Global Timber	Beacon Indexes LLC
BNY Frontier Markets	The Bank of New York Mellon
Robb Report Global Luxury	CurtCo Robb Media, LLC, Publisher of Robb Report Magazine
SWM Canadian Energy Income	Sustainable Wealth Management, Ltd.
Zacks Country Rotation	Zacks Investment Research, Inc.
Zacks International Multi-Asset Income	Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At May 31, 2010, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

					Net Tax
					Unrealized
	Cost of	Gross	Gross	Net Tax	Appreciation
	Investments	Tax	Tax	Unrealized	(Depreciation)
	for Tax	Unrealized	Unrealized	Appreciation	on Foreign
	Purposes	Appreciation	Depreciation	(Depreciation)	Currency
AlphaShares China
Real Estate	$51,155,953	$707,045	$(6,707,253)	$(6,000,208)	$(549)
AlphaShares China
Small Cap	314,689,603	12,782,129	(37,909,749)	(25,127,620)	(2,722)
Beacon Global Exchanges,
Brokers & Asset Managers	5,001,894	38,044	(2,147,383)	(2,109,339)	(187)
Beacon Global Timber	116,392,208	3,518,865	(7,541,740)	(4,022,875)	967
BNY Mellon Frontier Markets	31,142,973	3,415,391	(2,993,519)	421,872	—
Robb Report Global Luxury	17,218,706	113,333	(2,067,328)	(1,953,995)	(666)
SWM Canadian
Energy Income	64,665,191	11,708,563	(1,839,023)	9,869,540	798
Zacks Country Rotation	3,223,205	133,320	(490,447)	(357,127)	(1,075)
Zacks International
Multi-Asset Income	57,847,594	1,187,129	(4,719,370)	(3,532,241)	(5,933)

Undistributed Ordinary		Undistributed Long-Term
Income/(Accumulated		Gains/(Accumulated
	Ordinary Loss)	Capital & Other Loss)
AlphaShares China Real Estate	$(460,140)	$(14,547,535)
AlphaShares China Small Cap	4,197,040	(8,605,208)
Beacon Global Exchanges, Brokers
& Asset Managers	5,133	(6,526,033)
Beacon Global Timber	705,154	(22,128,323)
BNY Mellon Frontier Markets	453,043	(4,177,251)
Robb Report Global Luxury	66,009	(1,654,192)
SWM Canadian Energy Income	(189,452)	(17,021,200)
Zacks Country Rotation	48,412	(4,127,165)
Zacks International Multi-Asset Income	115,017	(7,411,550)

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2010 was as follows:

Distributions paid from
Ordinary Income
AlphaShares China Real Estate	$2,895,600
AlphaShares China Small Cap	384,000
Beacon Global Exchanges, Brokers & Asset Managers	84,000
Beacon Global Timber	264,600
BNY Mellon Frontier Markets	582,160
Robb Report Global Luxury	55,200
SWM Canadian Energy Income	2,279,600
Zacks Country Rotation	153,600
Zacks International Multi-Asset Income	1,403,200

The tax character of distributions paid during the year ended May 31, 2009 was as follows:

Distributions paid
from Ordinary Income
AlphaShares China Real Estate	$566,840
AlphaShares China Small Cap	144,400
Beacon Global Exchanges, Brokers & Asset Managers	320,160
Beacon Global Timber	995,520
BNY Mellon Frontier Markets	85,440
Robb Report Global Luxury	92,160
SWM Canadian Energy Income	1,686,160
Zacks Country Rotation	240,000
Zacks International Multi-Asset Income	633,473

Distributions paid from
Return of capital
Zacks International Multi-Asset Income	$65,127

At May 31, 2010, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Annual Report | May 31, 2010 | 69

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

	Capital Loss	Capital Loss	Capital Loss
	Available	Available	Available
	Through 2016	Through 2017	Through 2018	Total
AlphaShares China
Real Estate	$–	$563,033	$7,324,066	$7,887,099
AlphaShares China
Small Cap	–	212,550	8,054,336	8,266,886
Beacon Global Exchanges,
Brokers &
Asset Managers	735	4,028,500	2,382,742	6,411,977
Beacon Global Timber	–	3,823,203	18,282,954	22,106,157
BNY Mellon
Frontier Markets	–	241,589	3,686,218	3,927,807
Robb Report
Global Luxury	432	709,898	488,203	1,198,533
SWM Canadian
Energy Income	–	3,706,876	12,869,693	16,576,569
Zacks Country Rotation	–	507,192	3,405,609	3,912,801
Zacks International
Multi-Asset Income	434,730	2,191,498	4,095,993	6,722,221

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2010, the following Funds incurred and will elect to defer net capital and currency losses as follows:

		Post-October
	Post-October	Foreign Currency
	Capital Losses	and PFIC Losses
AlphaShares China Real Estate	$6,660,436	$760,222
AlphaShares China Small Cap	338,322	–
Beacon Global Exchanges, Brokers & Asset Managers	114,056	8,069
Beacon Global Timber	22,166	44,878
BNY Mellon Frontier Markets	249,444	–
Robb Report Global Luxury	455,659	1,319
SWM Canadian Energy Income	444,631	452,572
Zacks Country Rotation	214,364	37,876
Zacks International Multi-Asset Income	689,329	149,661

At May 31, 2010 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed
	Net	Accumulated
	Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid In Capital
AlphaShares China Real Estate	$538,118	$(8,724,675)	$8,186,557
AlphaShares China Small Cap	85,683	(45,355,396)	45,269,713
Beacon Global Exchanges, Brokers &
Asset Managers	9,026	(8,800)	(226)
Beacon Global Timber	(595,449)	(15,178,632)	15,774,081
BNY Mellon Frontier Markets	–	–	–
Robb Report Global Luxury	(2,127)	2,127	–
SWM Canadian Energy Income	(236,750)	(2,105,466)	2,342,216
Zacks Country Rotation	(7,755)	(402,638)	410,393
Zacks International Multi-Asset Income	(170,349)	(7,006,165)	7,176,514

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the year ended May 31, 2010, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
AlphaShares China Real Estate	$10,291,078	$12,213,448
AlphaShares China Small Cap	113,824,297	113,313,400
Beacon Global Exchanges, Brokers & Asset Managers	984,796	1,049,798
Beacon Global Timber	36,048,599	35,071,522
BNY Mellon Frontier Markets	6,452,238	6,161,735
Robb Report Global Luxury	1,364,792	1,311,183
SWM Canadian Energy Income	36,351,765	36,830,619
Zacks Country Rotation	3,798,785	3,816,341
Zacks International Multi-Asset Income	16,406,484	16,492,019

For the year ended May 31, 2010, in-kind transactions were as follows:

	Purchases	Sales
AlphaShares China Real Estate	$49,810,025	$38,792,569
AlphaShares China Small Cap	416,914,614	196,470,032
Beacon Global Exchanges, Brokers & Asset Managers	–	–
Beacon Global Timber	109,515,481	52,143,677
BNY Mellon Frontier Markets	13,020,958	–
Delta Global Shipping	68,818,059	26,563,828
Robb Report Global Luxury	10,286,235	–
SWM Canadian Energy Income	34,970,722	5,987,984
Zacks Country Rotation	3,435,560	6,582,356
Zacks International Multi-Asset Income	64,874,934	25,458,665
70 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 80,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per shares of the Fund on the transaction date. Creation or Redemption transaction fees ranging from $1,000 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution Agreement:
The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Recent Accounting Pronouncements:
On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC820 and the impact to the financial statements.

Note 10 – Subsequent Event:
Subsequent to May 31, 2010, the Board of Trustees declared the following dividends payable on June 30, 2010 to shareholders of record on June 28, 2010. The dividend rates per common share were as follows:

Fund	Rate
SWM Canadian Energy Income	$0.113
Zacks International Multi-Asset Income	$0.201

Annual Report | May 31, 2010 |71

Claymore Exchange-Traded Fund Trust 2

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities of Claymore/AlphaShares China Real Estate ETF, Claymore/AlphaShares China Small Cap Index ETF, Claymore/Beacon Global Exchanges, Brokers & Asset Managers Index ETF, Claymore/Beacon Global Timber Index ETF, Claymore/BNY Mellon Frontier Markets ETF, Claymore/Robb Report Global Luxury Index ETF, Claymore/SWM Canadian Energy Income Index ETF, Claymore/Zacks Country Rotation ETF, and Claymore/Zacks International Multi-Asset Income Index ETF, (nine of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2) (collectively the Funds), comprising the Claymore Exchange –Traded Fund Trust 2, including the portfolios of investments, as of May 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of each of the respective nine Funds comprising the Claymore Exchange-Traded Fund Trust 2 at May 31, 2010, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 28, 2010

72 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2

Supplemental Information | (unaudited)

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2011, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2010.

Beacon Global Timber intends to designate $133,082 of foreign tax withholding on foreign source income of $1,214,146.

BNY Mellon Frontier Markets intends to designate $164,210 of foreign tax withholding on foreign source income of $1,113,133.

SWM Canadian Energy Income intends to designate $403,574 of foreign tax withholding on foreign source income of $2,690,363.

Zacks Country Rotation intends to designate $14,323 of foreign tax withholding on foreign source income of $190,236.

Zacks International Multi-Asset Income intends to designate $167,668 of foreign tax withholding on foreign source income of $1,594,152.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

	Qualified dividend	Dividends-received
	income	deduction
AlphaShares China Real Estate	0.18%	0.00%
AlphaShares China Small Cap	19.99%	0.00%
Beacon Global Exchanges, Brokers & Asset Managers	100.00%	62.60%
Beacon Global Timber	100.00%	33.77%
BNY Mellon Frontier Markets	100.00%	0.00%
Robb Report Global Luxury	100.00%	33.65%
SWM Canadian Energy Income	100.00%	0.00%
Zacks Country Rotation	92.85%	0.00%
Zacks International Multi-Asset Income	96.42%	4.18%

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

Name, Address*, Year	Term of Office**	Principal Occupations during	Number of Funds in
of Birth and Position(s)	and Length of	the Past Five Years and	the Fund Complex***	Other Directorships
held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	43	None
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	46	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	43	None
*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

Annual Report | May 31, 2010 |73

Claymore Exchange-Traded Fund Trust 2 |Supplemental Information (unaudited) continued

Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years
Position(s) held with Registrant	Length of Time Served	and Other Affiliations

Officers:
J. Thomas Futrell Year of Birth: 1955 Chief Executive Officer	Since 2008
Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc. Chief Executive Officer of certain other funds in the Fund Complex (2008-present). Formerly, Managing Director of Research, Nuveen Asset Management (2000-2007).

Steven M. Hill Year of Birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2006
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Formerly, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Kevin Robinson Year of Birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore Securities, Inc. and Claymore Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Claymore Group Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Melissa J. Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder Price, P.C. (2003-2005).
William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Claymore Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
David A. Botset Year of birth: 1974 Vice President	Since 2010
Senior Vice President, Claymore Securities, Inc. from 2008 to present, formerly Vice President, Claymore Securities, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004 - 2007); Assistant Vice President Internal Sales and Service, Nuveen Investments.

Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Claymore Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003).
*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

74 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding the Investment Advisory Agreement

Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a “Trust”)

At an in-person joint special meeting on March 12, 2010, the Boards of Trustees of the Trusts, including a majority of the trustees of each Trust who are not “interested persons” as defined by the Investment Company Act of 1940, as amended, determined that it would be in the best interests of the Remaining Funds1 and their shareholders for: (i) Claymore Advisors, LLC to continue to serve as investment adviser to each Remaining Fund pursuant to the terms and conditions of the Interim Advisory Agreements for an additional period after the expiration of the original 150-day period of the Interim Investment Advisory Agreement (the “Additional Period”), subject to certain additional terms and conditions as set forth below and in an SEC no-action letter, while continuing efforts to obtain a quorum for each Remaining Fund; (ii) Claymore Advisors to serve as investment adviser to each Remaining Fund pursuant to each New Advisory Agreement; and (iii) the shareholders of each Remaining Fund to approve such Fund’s New Advisory Agreement.

In reaching these determinations, the Board considered that:

(1) in September 2009 it had determined that it was in the best interests of the Funds and their shareholders for (a) Claymore Advisors to continue serving as investment adviser during the 150 day period after the automatic termination of the original advisory agreements (the “Interim Period”) in compliance with the requirements of Rule 15a-4 and (b) for the New Advisory Agreement to be approved by the shareholders, and that nothing had occurred since September 2009 which would cause the Board to reach a different conclusion with respect to either of these initial determinations;

(2) Claymore Advisors had undertaken extensive efforts to obtain a quorum for each Fund during the Interim Period and would be taking more extensive steps during the proposed Additional Period, in order to afford each Remaining Fund the best opportunity to obtain a quorum necessary for a vote on the approval of the New Advisory Agreement (which, as set forth above, the Board determined was in the best interests of the Remaining Funds and their shareholders);

(3) if it was not possible for Claymore Advisors to receive relief from the SEC or the SEC Staff regarding the proposed Additional Period and any Remaining Fund did not vote to approve the New Advisory Agreement by the original date that the Interim Advisory Agreements were scheduled to expire, which was Saturday, March 13, 2010 (the “Termination Date”), the only other practical option would be for such Remaining Fund to be liquidated immediately as (a) it would not be feasible for such Remaining Fund to continue to operate without an investment adviser2, and (b) any other advisory arrangements would themselves require shareholder approval which could not be obtained prior to the Termination Date;

(4) any such liquidation would likely be disorderly and not in the best interests of the Remaining Funds and their shareholders, as the Remaining Funds would be forced to quickly sell portfolio securities prematurely or otherwise at an inopportune time or under inopportune circumstances;

(5) while liquidation would still likely be the only feasible option with respect to any such Remaining Funds which did not obtain the necessary vote by the end of the proposed Additional Period, in such event the ensuing liquidation of such Remaining Funds could proceed in a more orderly fashion and thus would be less likely to be detrimental to shareholders; and

(6) an overwhelming majority of the votes received on behalf of the shareholders of each Remaining Fund were in favor of approval of the New Advisory Agreements.

The Board noted that Claymore Advisors had agreed to continue serving as investment adviser to the Remaining Funds during the Additional Period, subject to the following conditions:

•
The Additional Period with respect to any Remaining Fund will not exceed the earlier of (a) the date on which such Remaining Fund obtains the votes necessary to achieve a quorum and holds a shareholder vote and (b) forty-five calendar days after the Termination Date.

•	Claymore Advisors will serve as investment adviser to the Remaining Funds during the Additional Period without any compensation or any reimbursement of its costs.

•
As set forth above, during the Additional Period, each Trust, upon the recommendation of its Board, will continue to seek the approval of the New Advisory Agreement by the shareholders of each Remaining Fund and Claymore Advisors, in conjunction with its proxy solicitor, will continue to undertake extensive efforts to obtain the votes necessary to achieve a quorum and hold a shareholder vote with respect to the New Advisory Agreements.

•
Other than changes to reflect the new termination date and the absence of any compensation or reimbursement of costs to Claymore Advisors for the Additional Period, the terms and conditions of the Interim Advisory Agreements will remain the same and in effect during the Additional Period.

•
Fund shareholders have not incurred any expenses associated with the transaction whereby Claymore Group and its subsidiaries became wholly-owned subsidiaries of Guggenheim Partners, LLC (the “Guggenheim Transaction”) or the New Advisory Agreements, including the solicitation of requisite shareholder approval of such agreements, and Claymore Advisors has borne all postage, printing, tabulation and proxy solicitation costs relating to the Guggenheim Transaction and the approval of the New Advisory Agreements, including all of the expenses associated with the preparation and filing of a proxy statement and other relevant filings with the Commission. During the Additional Period, Claymore Advisors will continue to bear all costs and expenses related to the Guggenheim Transaction and the New Advisory Agreements.

1 The “Remaining Funds” are the following series of the Trusts which as of the close of business on March 10, 2010, had not obtained a quorum of votes: (a) Claymore/Raymond James SB-1 Equity ETF and Claymore/S&P Global Dividend Opportunity Index ETF, each a series of Claymore Exchange-Traded Fund Trust, and (b) Claymore/Delta Global Shipping Index ETF, Claymore/MAC Global Solar Energy Index ETF and Claymore/Robb Report Global Luxury Index ETF, each a series of Claymore Exchange-Traded Fund Trust 2.
2 As noted in the no-action letter request, there are certain daily functions that must be performed by an adviser of an index-based ETF aside from formal index rebalances, such as: (a) designating the identities and amounts of the portfolio securities in the daily creation and redemption baskets, (b) investing any cash that may come in as a result of a creation (such as in the case of a custom order) and processing any redemptions, (c) reflecting any minor adjustments to an index as a result of a corporate action, and (d) implementing a Fund’s valuation procedures in the event of a “significant event” or other issue relating to the valuation of a portfolio security.

Annual Report | May 31, 2010 |75

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Trust Information |

Board of Trustees Randall C. Barnes Ronald A. Nyberg Ronald E. Toupin, Jr.
Officers
J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

David A. Botset
Vice President

Chuck Craig
Vice President

Investment Adviser
Claymore Advisors, LLC
Lisle, IL

Distributor
Claymore Securities, Inc.
Lisle, IL

Administrator
Claymore Advisors, LLC
Lisle, IL

Accounting Agent, Custodian
and Transfer Agent
The Bank of New York Mellon
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837, visiting Claymore’s website at www.claymore.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore’s website at www.claymore.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report | May 31, 2010 |79

Claymore Exchange-Traded Fund Trust 2

About the Fund Manager |

Claymore Advisors, LLC
Claymore Advisors, LLC manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management or servicing on approximately $15.2 billion in assets as of May 31, 2010. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed the Fund’s portfolio since its inception, and Mr. Kanuri has managed the Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in October of 2006. Prior to joining Claymore, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company consisting of 15 separate exchange-traded “index funds” as of May 31, 2010. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling (888) 949-3837. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.claymore.com or by calling (888) 949-3837. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Claymore Securities, Inc.	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
ETFT-002-AR-0510
(07/10)

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee as defined in Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $156,915 and $193,767 for the fiscal years ending May 31, 2010, and May 31, 2009, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending May 31, 2010, and May 31, 2009, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $62,100 and $60,000 for the fiscal years ending May 31, 2010, and May 31, 2009, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2010, and May 31, 2009, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $69,000 and $60,000 for the fiscal years ending May 31, 2010, and May 31, 2009, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of:  Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By: /s/         J. Thomas Futrell
_____________________________________________________________________

Name:          J. Thomas Futrell

Title:           Chief Executive Officer

Date:           August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/        J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:           August 6, 2010

By: /s/         Steven M. Hill
_____________________________________________________________________

Name:         Steven M. Hill

Title:           Treasurer and Chief Financial Officer

Date:          August 6, 2010